UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-22110

                  AdvisorShares Trust
(Exact name of registrant as specified in charter)

2 Bethesda Metro Center, Suite 1330
              Bethesda, Maryland 20814
(Address of principal executive offices) (Zip code)

Dan Ahrens
AdvisorShares Trust
2 Bethesda Metro Center, Suite 1330
                         Bethesda, Maryland 20814
(Name and address of agent for service)

Registrant's telephone number, including area code:   1-877-843-3831

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ADVISORSHARES TRUST

2 Bethesda Metro Center
Suite 1330
Bethesda, Maryland 20814
www.advisorshares.com
877.THE.ETF1

Annual Report

June 30, 2011

ADVISORSHARES TRUST
Manager’s Discussion and Analysis

June 30, 2011

It has been a strong year of growth for actively managed ETFs. As compared to the inception of index ETFs, actively managed ETFs are growing fast and have more investment choices available for shareholders. You can see from the graph below (the lighter-colored bars represent active ETFs, and the darker-colored bars represent index ETFs) that during the first three years of index ETFs’ existence, 1993-1995, the amount of assets under management in them grew from approximately $500 Million to a little over $1 Billion, while during the first three years of active ETFs’ existence, 2008-2010, active ETF assets under management grew from approximately $225 Million to $3 Billion.

Source: AdvisorShares

We believe this is a positive sign of the future growth, and more importantly the shareholder interest in the features of ETFs (liquid, transparent, and tax efficient) combined with the benefits of professional portfolio management. We are excited to offer shareholders an expanding line up of actively managed ETFs with the most diversified line up of strategies than any other active ETF provider.

We appreciate your support and use of our ETFs, we hope you find them helping you provide alpha to your investment goals.

Sincerely,

Noah Hamman
CEO, AdvisorShares Investments

Alpha is the premium an investment earns above a certain benchmark.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2011 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Fund will continue to invest in the securities mentioned.

ADVISORSHARES TRUST
Dent Tactical ETF (DENT)

The Dent Tactical ETF gained 8.98% for the year ended 06/30/2011. While this is significantly less than the 30.69% return from the S&P 500 Index, the ETF is a tactical strategy designed to manage downside risk. We expect the ETF to have positive performance in up markets; however, we do not expect that this strategy will capture all of the upside gains from an upward trending market. We believe the ETF can demonstrate its value over a full market cycle, during both an up and down market.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 16, 2009* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Year to Date	1 Year	Since Inception 9/16/2009
DENT Tactical ETF NAV	-3.30%	-5.01%	-0.05%	9.14%	2.08%
DENT Tactical ETF Market Price**	-3.40%	-4.92%	0.05%	9.10%	2.01%
S&P 500 Index	-1.67%	0.10%	6.02%	30.69%	14.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.45%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	DENT Tactical ETF commenced operations on September 16, 2009.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
Mars Hill Relative Value ETF (GRV)

The Mars Hill Relative Value ETF lost 16.56% for the year ended 06/30/2011. This is a significant amount of underperformance for this strategy. Most of the losses are attributable to significant short European exposure, and while most will agree that Europe’s economic challenges are much greater that the U.S., the adoption of various measures allowed the market performance to be un-naturally supported. We expect that when the reality of the European market is reflected in the market, then GRV can make up significant ground on its performance. Regardless, GRV is designed to find the relative value between a long and short position, and was expected to achieve positive return in both up and down markets. The portfolio management team is dedicated to ensuring that their model will react more appropriately to the changing markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 9, 2010* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Year to Date	Since Inception 7/9/2010
Mars Hill Global Relative Value ETF NAV	-3.29%	-7.08%	-17.87%	-16.56%
Mars Hill Global Relative Value ETF Market**	-2.89%	-6.96%	-17.97%	-16.56%
MSCI World Index	-1.58%	0.47%	5.29%	24.47%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.49%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Mars Hill Global Relative Value ETF commenced operations on July 9, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
Cambria Global Tactical ETF (GTAA)

The Cambria Global Tactical ETF gained 4.20% since inception 10/25/2010 to the period ending 06/30/2011. While it underperformed the S&P 500 Index, GTAA is a broadly diversified ETF that includes other asset classes beyond domestic equities, such as commodities, international equities, fixed income, and real estate. We believe that GTAA, over full market cycles, can provide its benefit in declining markets by getting defensive and utilizing cash as an alternative to its long positions.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Year to Date	Since Inception 10/26/2010
Cambria Global Tactical ETF NAV	-2.00%	-0.99%	1.57%	4.17%
Cambria Global Tactical ETF Market**	-2.00%	-0.99%	2.45%	4.20%
S&P 500	-1.67%	0.10%	6.02%	12.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.32%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Cambria Global Tactical ETF commenced operations on October 26, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
WCM/BNY Mellon Focused Growth ADR ETF (AADR)

The WCM/BNY Mellon Focused Growth ADR ETF gained 26.69% since inception 07/20/2010 to the period ended 06/30/2011, outperforming the MSCI EAFE Index which returned 23.68%, basically 3% net of AADR fees (MSCI EAFE is an index and does not include the management fees, which would further increase the out performance of AADR). Despite the overall positive year we had, the ETF was hurt a bit by Consumer Staples, its largest overweight which lagged the overall benchmark as commodity prices rose, driving up input costs and threatening margins. In late 2010, Industrials, Materials and Energy (representing almost a third of the EAFE’s constituency) soared, continuing the bounce back that began in Q3, 2010. As you would expect, AADR is structurally light in these traditionally inconsistent sectors, where sustainable and predictable growth stories are hard to find.Also, small cap significantly outperformed large cap. AADR’s quality growth bias understandably leads the portfolio management team to larger businesses because they invariably have longer operating histories and thus more evidence for the width and trajectory of their moats.

The key in all of this is that the mood of the market changed multiple times during this past year. But by staying focused on what WCM Investment Management does best, and not trying to adjust to the daily macro swings, the ETF did very well. That speaks to one of WCM’s most foundational philosophical principles: temperament. We believe more investors may choose this alpha-producing ETF over other index-based options especially when the market turns down, and when lower quality stocks are likely to see significant declines.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Year to Date	Since Inception 7/21/2010
WCM/BNY Mellon Focused Growth ADR ETF NAV	-1.13%	3.08%	5.81%	26.21%
WCM/BNY Mellon Focused Growth ADR ETF Market**	-0.97%	3.43%	5.93%	26.69%
MSCI EAFE Index	-1.25%	1.56%	4.98%	23.68%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.27%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	WCM/BNY Mellon Focused Growth ADR ETF commenced operations on July 21, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
Peritus High Yield ETF (HYLD)

The Peritus High Yield ETF gained 7.73% since inception 11/30/2011 to the period ended 06/30/2011, outperforming the Barclays U.S. High Yield Index which returned 6.64% ,slightly over 1% net of HYLD fees (Barclays U.S. High Yield is an index and does not include management fees, which would further increase the out performance of HYLD). There was a slight cash drag on the portfolio, especially in HYLD’s first few months of existence, as many creation units of cash came in and had a disproportionate impact on a smaller portfolio. With a new fixed income product, this is normal because unlike an equity ETF, where orders are filled immediately, it does take a bit of time to find and negotiate the best bond prices. This can, temporarily result in more cash than usual in the portfolio; however, now that the fund has grown to a more substantial size, Peritus would expect the impact from any unintentional cash allocation to be minimal.

Over the first part of the year, the ETF benefited from a focused selection of high yield bonds with an emphasis on quality and the fundamentals of the business in which they are investing. Peritus believes that what you hold matters! The value of an actively managed vehicle is that you can pick and choose among the best opportunities and value available in the market. You aren’t forced to hold anything just because it exists, as the index based and passive products are forced to. The Peritus team focuses on companies that have a reason to exist, a manageable capital structure, hard asset values to provide some support for the company’s value, a stable revenue stream or an adjustable cost structure should revenues fall, and/or excess liquidity or the ability to generate free cash flow. In essence, they focus on the credits that they feel offer the best risk/return profile.

While we are pleased with the ETF’s performance so far, we started to see the financial markets realize that all was not well in the world in early summer of 2011. However as a whole we feel that HYLD has held in relatively well despite the market volatility due to the more defensive positioning of the portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Year to Date	Since Inception 12/1/2010
Peritus High Yield ETF NAV	-0.98%	1.07%	5.83%	7.16%
Peritus High Yield ETF Market**	-0.61%	1.63%	6.46%	7.73%
Barclays U.S. High Yield Index	-0.97%	1.05%	4.97%	6.64%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.37%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Peritus High Yield ETF commenced operations on December 1, 2010.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
Active Bear ETF (HDGE)

The Active Bear ETF lost 9.40% since inception 01/26/2011 through the period ended 06/30/2011, while the S&P 500 Index gained 2.5%. In an upward trending market, low quality stocks can see positive performance that may be lacking with a market decline. We believe that over a longer measured time frame the ETF will provide investors the alpha it is designed to deliver.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

	1 Month	3 Month	Since Inception 1/27/2011
Active Bear ETF NAV	3.10%	-4.83%	-9.40%
Active Bear ETF Market**	3.19%	-4.79%	-9.40%
S&P 500	-1.67%	0.10%	2.50%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.88%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Active Bear ETF commenced operations on January 27, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

Since Inception 6/21/2011
Madrona Domestic ETF NAV	4.28%
Madrona Domestic ETF Market**	4.28%
S&P 500	1.98%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona Domestic ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

Since Inception 6/21/2011
Madrona International ETF NAV	4.68%
Madrona International ETF Market**	4.72%
MSCI EAFE Index	2.52%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona International ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (``Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
MADRONA GLOBAL BOND ETF

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

Since Inception 6/21/2011
Madrona Global Bond ETF NAV	0.04%
Madrona Global Bond ETF Market**	0.08%
Barclays Capital U.S. Aggregate Bond Index	-0.50%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.17%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Madrona Global Bond ETF commenced operations on June 21, 2011.
**	The price used to calculate market return (``Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
MEIDELL TACTICAL ADVANTAGE ETF

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2011

HISTORICAL PERFORMANCE
Total Return as of June 30, 2011

Since Inception 6/23/2011
Meidell Tactical Advantage ETF NAV	0.24%
Meidell Tactical Advantage ETF Market**	0.28%
S&P 500	2.93%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.20%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Meidell Tactical Advantage ETF commenced operations on June 23, 2011.
**	The price used to calculate market return (``Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

The tables below present information about differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint of the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following table shows the frequency distributions of premiums and discounts for each of the Funds.

The information shown for each fund is for the period from inception date of such fund through June 30, 2011.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Ticker	Fund Name	Inception	Premium and Discount Range	Number of Days	% of Total Days
DENT	DENT Tactical ETF	09/16/09	< -0.2%	79	12.09%
			> -0.2% and < 0.0%	337	51.61%
			> 0.0% and < 0.2%	204	31.24%
			> 0.2%	33	5.06%
				653	100.00%
GRV	Mars Hill Global	07/09/10	< -0.2%	83	23.25%
	Relative Value ETF		> -0.2% and < 0.0%	111	31.09%
			> 0.0% and < 0.2%	137	38.38%
			> 0.2%	26	7.28%
				357	100.00%
GTAA	Cambria Global Tactical ETF	10/26/10	< -0.2%	80	32.26%
			> -0.2% and < 0.0%	15	6.05%
			> 0.0% and < 0.2%	146	58.87%
			> 0.2%	7	2.82%
				248	100.00%
AADR	WCM/BNY Mellon Focused Growth ADR ETF	07/21/10	< -0.2%	8	2.32%
			> -0.2% and < 0.0%	75	21.74%
			> 0.0% and < 0.2%	207	60.00%
			> 0.2%	55	15.94%
				345	100.00%
HYLD	Peritus High Yield ETF	12/01/10	< -0.2%	23	10.85%
			> -0.2% and < 0.0%	78	36.79%
			> 0.0% and < 0.2%	91	42.92%
			> 0.2%	20	9.44%
				212	100.00%
HDGE	Active Bear ETF	01/27/11	< -0.2%	3	1.95%
			> -0.2% and < 0.0%	41	26.62%

Ticker	Fund Name	Inception	Premium and Discount Range	Number of Days	% of Total Days
			> 0.0% and < 0.2%	101	65.59%
			> 0.2%	9	5.84%
				154	100.00%
FWDD	Madrona Domestic ETF	06/21/11	< -0.2%	—	—
			> -0.2% and < 0.0%	—	—
			> 0.0% and < 0.2%	10	100.00%
			> 0.2%	—	—
				10	100.00%
FWDI	Madrona International ETF	06/21/11	< -0.2%	4	40.00%
			> -0.2% and < 0.0%	—	—
			> 0.0% and < 0.2%	6	60.00%
			> 0.2%	—	—
				10	100.00%
FWDB	Madrona Global Bond Fund ETF	6/21/111	< -0.2%	—	—
			> -0.2% and < 0.0%	2	20.00%
			> 0.0% and < 0.2%	8	80.00%
			> 0.2%	—	—
				10	100.00%
MATH	Meidell Tactical Advantage ETF	06/23/11	< -0.2%	—	—
			> -0.2% and < 0.0%	1	12.50%
			> 0.0% and < 0.2%	7	87.50%
			> 0.2%	—	—
				8	100.00%

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at the beginning of the period and held for the period ended June 30, 2011.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value	Ending Account Value 6/30/2011	Annualized Expense Ratio for the Period*	Expenses Paid
DENT Tactical ETF
Actual	$1,000.00	$999.50	1.50%	$7.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Mars Hill Global Relative Value ETF(1)
Actual	$1,000.00	$821.30	1.50%	$6.77
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
Cambria Global Tactical ETF
Actual	$1,000.00	$1,015.70	0.99%	$4.95
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,058.10	1.25%	$6.38
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value	Ending Account Value 6/30/2011	Annualized Expense Ratio for the Period*	Expenses Paid
Peritus High Yield ETF
Actual	$1,000.00	$1,058.30	1.35%	$6.89
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
Active Bear ETF(1)
Actual	$1,000.00	$906.00	1.85%	$7.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,013.29	1.85%	$7.86
Madrona Domestic ETF(2)
Actual	$1,000.00	$1,042.40	1.25%	$0.31
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,000.92	1.25%	$0.31
Madrona International ETF(2)
Actual	$1,000.00	$1,046.80	1.25%	$0.32
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,000.92	1.25%	$0.31
Madrona Global Bond ETF(2)
Actual	$1,000.00	$1,000.80	0.95%	$0.23
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,001.00	0.95%	$0.23
Meidell Tactical Advantage ETF(3)
Actual	$1,000.00	$1,002.40	1.35%	$0.26
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,000.70	1.35%	$0.26

*	Expense ratios reflect expnse caps through the period ended June 30, 2011.
(1)	Fund commenced operations on January 27, 2011. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 154/365 (to reflect commencement of operation).
(2)	Fund commenced operations on June 21, 2011. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 9/365 (to reflect commencement).
(3)	Fund commenced operations on June 23, 2011. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 7/365 (to reflect commencement of operation).

ADVISORSHARES TRUST
DENT TACTICAL ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 39.0%
Equity Fund — 39.0%
First Trust Consumer Staples AlphaDex Fund	71,602	$1,790,766
Utilities Select Sector SPDR Fund	49,788	1,666,902
Vanguard Small-Cap Growth ETF	17,906	1,538,125
Vanguard Utilities ETF	22,752	1,638,142
Total Equity Fund		6,633,935
Total Exchange Traded Funds (Cost $6,520,533)		6,633,935
MONEY MARKET FUND — 61.0%
Goldman Sachs Money Market (Cost $10,373,070)	10,373,070	10,373,070
Total Investments — 100.0% (Cost $16,893,603)		17,007,005
Other Assets in Excess of Liabilities — 0.0% *		5,521
Net Assets — 100.0%		$17,012,526

ETF	Exchange Traded Fund
*	Less than 0.05%

SUMMARY OF SCHEDULE OF INVESTMENTS

Equity Funds	39.0%
Money Market Fund	61.0
Total Investments	100.0
Other Assets in Excess of Liabilities	—
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MARS HILL GLOBAL RELATIVE VALUE ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 101.8%
Equity Fund — 101.8%
Consumer Staples Select Sector SPDR Fund	22,977	$717,572
Global X FTSE Norway 30 ETF	8,899	143,897
Guggenheim Canadian Energy Income ETF	9,109	188,010
iShares Dow Jones US Telecommunications Sector Index Fund	5,905	147,034
iShares FTSE China 25 Index Fund	4,426	190,097
iShares MSCI Canada Index Fund	18,491	585,610
iShares MSCI United Kingdom Index Fund	264,573	4,712,045
JPMorgan Alerian MLP Index ETN	13,359	496,020
Market Vectors Coal ETF	3,068	145,577
Market Vectors Gold Miners ETF	2,183	119,170
Market Vectors Russia ETF	6,333	243,947
Materials Select Sector SPDR Fund	2,524	99,395
SPDR KBW Bank ETF	10,191	244,482
SPDR S&P Metals & Mining ETF	1,429	99,187
SPDR S&P Oil & Gas Equipment & Services ETF	3,601	149,333
Technology Select Sector SPDR Fund	30,616	786,831
Vanguard Health Care ETF	7,555	484,653
Total Equity Fund		9,552,860
Total Exchange Traded Funds (Cost $9,648,373)		9,552,860
Total Investments Before Securities Sold, Not Yet Purchased (Cost $9,648,373)		9,552,860
Securities Sold, Not Yet Purchased — (78.0)%
Equity Fund — (78.0)%
Global X FTSE Colombia 20 ETF	6,530	(138,044)
iPath MSCI India Index ETN*	11,766	(824,679)
iShares Dow Jones US Home Construction Index Fund	18,183	(230,924)
iShares MSCI Australia Index Fund	12,859	(334,977)
iShares MSCI Belgium Investable Market Index Fund	10,012	(141,269)
iShares MSCI Brazil Index Fund	10,396	(762,547)
iShares MSCI Chile Investable Market Index Fund	2,555	(192,570)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MARS HILL GLOBAL RELATIVE VALUE ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Equity Fund — (78.0)% (continued)
iShares MSCI France Index Fund	24,401	$(674,444)
iShares MSCI Japan Index Fund	127,919	(1,334,195)
iShares MSCI Malaysia Index Fund	12,327	(188,357)
iShares MSCI Mexico Investable Market Index Fund	4,999	(312,737)
iShares MSCI Netherlands Investable Market Index Fund	8,802	(189,773)
iShares MSCI South Africa Index Fund	5,404	(384,062)
iShares MSCI South Korea Index Fund	7,370	(479,050)
iShares MSCI Taiwan Index Fund	24,786	(376,252)
iShares MSCI Turkey Index Fund	3,191	(190,184)
SPDR KBW Regional Banking ETF	14,714	(374,471)
SPDR Russell/Nomura Small Cap Japan ETF	4,321	(189,389)
Total Equity Fund		(7,317,924)
Total Securities Sold, Not Yet Purchased (Proceeds Received $-7,121,830)		(7,317,924)
Total Investments Net of Securities Sold, Not Yet Purchased — 23.8% (Cost $2,526,543)		2,234,936
Other Assets in Excess of Liabilities — 76.2%		7,150,464
Net Assets — 100.0%		$9,385,400

ETF	Exchange Traded Fund
ETN	Exchange Traded Note
*	Non-income producing security

Short Swap Contracts
Reference Entity	Counterparty	Number of Contracts	Termination Date	Notional Amounts	Market Value	Unrealized Loss
iShares MSCI EUR Financial Sector Index Fund	Morgan Stanley	45,553	07/12/2012	$953,836	$1,132,240	$(178,404)
iShares MSCI Italy Index Fund	Morgan Stanley	35,983	07/12/2012	584,499	685,913	(101,414)
iShares MSCI Spain Index Fund	Morgan Stanley	15,569	07/12/2012	560,197	820,760	(260,563)
						(540,381)

SUMMARY OF SCHEDULE OF INVESTMENTS

Equity Funds	23.8%
Total Investments	23.8
Other Assets in Excess of Liabilities	76.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 91.7%
Commodity Fund — 9.6%
PowerShares DB Agriculture Fund*	81,829	$2,597,252
PowerShares DB Commodity Index Tracking Fund*	125,479	3,633,872
PowerShares DB Energy Fund*	87,014	2,586,926
PowerShares DB Precious Metals Fund*	92,419	5,078,424
United States Commodity Index Fund*	52,723	3,362,673
Total Commodity Fund		17,259,147
Currency Fund — 10.4%
CurrencyShares Australian Dollar Trust	22,595	2,431,674
CurrencyShares Canadian Dollar Trust	12,638	1,303,104
CurrencyShares Euro Trust	20,257	2,926,731
CurrencyShares Japanese Yen Trust*	10,518	1,288,771
CurrencyShares Swiss Franc Trust*	33,799	3,978,818
WisdomTree Dreyfus Brazilian Real Fund*	137,695	4,024,825
WisdomTree Dreyfus Chinese Yuan Fund*	50,363	1,280,228
WisdomTree Dreyfus Emerging Currency Fund*	55,570	1,294,225
Total Currency Fund		18,528,376
Debt Fund — 23.1%
iShares Barclays 1 – 3 Year Treasury Bond Fund	104,042	8,770,741
iShares Barclays 7 – 10 Year Treasury Bond Fund	17,933	1,719,057
iShares Barclays Aggregate Bond Fund	31,632	3,374,185
iShares Barclays MBS Bond Fund	16,347	1,744,388
iShares Barclays US TIPS Bond Fund	15,979	1,767,917
iShares iBoxx $ High Yield Corporate Bond Fund	9,917	905,521
iShares iBoxx Investment Grade Corporate Bond Fund	16,706	1,839,832
PIMCO Enhanced Short Maturity Strategy Fund	7,580	766,262
PowerShares Emerging Markets Sovereign Debt Portfolio	32,192	872,081
PowerShares Fundamental High Yield Corporate Bond Portfolio	47,276	875,079
SPDR Barclays Capital 1 – 3 Month T-Bill ETF*	53,506	2,453,785
SPDR Barclays Capital International Treasury Bond ETF	61,379	3,791,381
Vanguard Extended Duration Treasury ETF	21,522	1,752,539
Vanguard Short-Term Bond ETF	108,120	8,760,964

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Debt Fund — 23.1% (continued)
Vanguard Total Bond Market ETF	22,748	$1,846,228
Total Debt Fund		41,239,960
Equity Fund — 48.6%
Consumer Discretionary Select Sector SPDR Fund	44,932	1,806,716
Consumer Staples Select Sector SPDR Fund	28,744	897,675
Energy Select Sector SPDR Fund	12,274	924,846
Health Care Select Sector SPDR Fund	55,972	1,988,125
Industrial Select Sector SPDR Fund	48,567	1,808,635
IPATH MSCI India Index ETN*	6,474	453,763
iShares FTSE/Xinhua China 25 Index Fund	10,395	446,465
iShares MSCI Australia Index Fund	17,294	450,509
iShares MSCI Austria Investable Market Index Fund	19,494	443,683
iShares MSCI Belgium Investable Market Index Fund	32,334	456,233
iShares MSCI Brazil Index Fund	12,254	898,831
iShares MSCI Canada Index Fund	13,567	429,667
iShares MSCI Chile Investable Market Index Fund	12,025	906,324
iShares MSCI EAFE Small Capital Index Fund	21,181	924,127
iShares MSCI France Index Fund	32,267	891,860
iShares MSCI Germany Index Fund	32,426	871,935
iShares MSCI Hong Kong Index Fund	24,384	451,592
iShares MSCI Japan Index Fund	86,910	906,471
iShares MSCI Malaysia Index Fund	59,609	910,826
iShares MSCI Mexico Investable Market Index Fund	14,492	906,620
iShares MSCI Singapore Index Fund	32,256	442,875
iShares MSCI South Africa Index Fund	6,408	455,417
iShares MSCI South Korea Index Fund	13,936	905,840
iShares MSCI Spain Index Fund	11,023	464,509
iShares MSCI Sweden Index Fund	14,526	461,636
iShares MSCI Switzerland Index Fund	16,953	451,119
iShares MSCI Taiwan Index Fund	29,673	450,436
iShares MSCI Thailand Index Fund	6,994	444,329
iShares MSCI U.K. Index Fund	24,646	438,945
iShares Russell Microcap Index Fund	69,679	3,570,352
Market Vectors Indonesia Index ETF	31,676	1,012,998
Market Vectors Russia ETF	11,474	441,979
Materials Select Sector SPDR Fund	46,270	1,822,113
PowerShares FTSE RAFI Developed Markets Ex-U.S. Portfolio	44,459	1,837,490
PowerShares FTSE RAFI Emerging Markets Portfolio	70,511	1,812,838

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
CAMBRIA GLOBAL TACTICAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Equity Fund — 48.6% (continued)
PowerShares FTSE RAFI US 1000 Portfolio	30,815	$1,802,986
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	53,039	3,592,862
PowerShares QQQ	31,590	1,802,209
SPDR Dow Jones International Real Estate ETF	280,377	11,321,623
SPDR Dow Jones REIT ETF	8	533
SPDR S&P Emerging Small Cap ETF	16,613	902,750
Technology Select Sector SPDR Fund	35,563	913,969
Utilities Select Sector SPDR Fund	56,890	1,904,677
Vanguard FTSE All-World Ex-US ETF	18,240	908,534
Vanguard Global Ex-U.S. Real Estate ETF	86,417	4,480,721
Vanguard Mid-Cap ETF	44,739	3,597,910
Vanguard MSCI Emerging Markets ETF	18,626	905,596
Vanguard REIT ETF	290,188	17,440,299
Vanguard Small-Cap ETF	23,009	1,796,773
Vanguard Total Stock Market ETF	40,410	2,764,045
Total Equity Fund		86,923,266
Total Exchange Traded Funds (Cost $161,704,594)		163,950,749
MONEY MARKET FUND — 11.6%
Invesco Government & Agency (Cost $20,732,978)	20,732,978	20,732,978
Total Investments — 103.3% (Cost $182,437,572)		184,683,727
Liabilities in Excess of Other Assets — (3.3%)		(5,847,155)
Net Assets — 100.0%		$178,836,572

ETF — Exchange Traded Fund

*	Non-income producing security

SUMMARY OF SCHEDULE OF INVESTMENTS

Commodity Fund	9.6%
Currency Fund	10.4
Debt Fund	23.1
Equity Fund	48.6
Money Market Fund	11.6
Total Investments	103.3
Liabilities in Excess of Other Assets	(3.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNYM FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
COMMON STOCKS — 96.1%
Beverages — 6.5%
Cia de Bebidas DAS Americas (Brazil)(a)	6,095	$205,584
Coca-Cola Femsa SAB de CV (Mexico)(a)	2,108	196,065
Coca-Cola Enterprises, Inc.	5,627	164,196
Total Beverages		565,845
Biotechnology — 4.3%
Novozymes A/S (Denmark)(a)	2,260	371,205
Chemicals — 4.8%
Potash Corp. of Saskatchewan, Inc. (Canada)	7,119	405,712
Commercial Services — 4.7%
Sgs SA (Switzerland)(a)	21,440	409,718
Computers — 3.4%
Infosys Technologies Ltd. (India)(a)	4,537	295,949
Cosmetics / Personal Care — 5.0%
L’Oreal SA (France)(a)	16,409	428,931
Distribution / Wholesale — 5.7%
LI & Fung Ltd. (Hong Kong)(a)	117,791	493,544
Diversified Financial Services — 2.8%
Lazard Ltd., Class A (Bermuda)	6,603	244,971
Engineering & Construction — 4.2%
ABB Ltd. (Switzerland)(a)	13,883	360,264
Food — 3.9%
Nestle SA (Switzerland)(a)	5,369	334,918
Holding Companies — Diversified — 2.5%
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	5,925	214,130
Insurance — 4.2%
ACE Ltd. (Switzerland)	5,500	362,010
Internet — 4.0%
Baidu, Inc.* (China)(a)	2,465	345,420
Machinery – Diversified — 2.6%
Fanuc Corp. (Japan)(a)	8,096	226,688

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNYM FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Media — 4.0%
Naspers Ltd., Class N (South Africa)(a)	6,157	$348,486
Oil & Gas Services — 3.3%
Core Laboratories N.V. (Netherlands)	2,590	288,889
Pharmaceuticals — 10.0%
Novartis AG (Switzerland)(a)	4,767	291,311
NOVO Nordisk A/S (Denmark)(a)	2,882	361,057
Teva Pharmaceutical Industries Ltd. (Israel)(a)	4,408	212,554
Total Pharmaceuticals		864,922
Retail — 11.5%
Arcos Dorados Holdings, Inc., Class A (Argentina)	16,010	337,651
CIE Financiere Richemont SA (Switzerland)(a)	38,943	255,856
Wal-Mart de Mexico SAB de CV (Mexico)(a)	13,598	404,811
Total Retail		998,318
Semiconductors — 4.1%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	27,914	351,996
Transportation — 4.6%
Canadian National Railway Co. (Canada)	4,964	396,624
Total Common Stocks (Cost $7,336,160)		8,308,540
MONEY MARKET FUND — 3.0%
Invesco Government & Agency (Cost $260,216)	260,216	260,216
Total Investments — 99.1% (Cost $7,596,376)		8,568,756
Other Assets in Excess of Liabilities — 0.9%		81,847
Net Assets — 100.0%		$8,650,603

*	Non-income producing security
(a)	American Depositary Receipt

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
WCM/BNYM FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

Beverages	6.5%
Biotechnology	4.3
Chemicals	4.8
Commercial Services	4.7
Computers	3.4
Cosmetics/Personal Care	5.0
Distribution/Wholesale	5.7
Diversified Financial Services	2.8
Engineering & Construction	4.2
Food	3.9
Holding Companies – Diversified	2.5
Insurance	4.2
Internet	4.0
Machinery – Diversified	2.6
Media	4.0
Oil & Gas Services	3.3
Pharmaceuticals	10.0
Retail	11.5
Semiconductors	4.1
Transportation	4.6
Money Market Fund	3.0
Total Investments	99.1
Other Assets in Excess of Liabilities	0.9
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2011

Investments	Principal Amount	Value
CORPORATE BONDS — 78.7%
Advertising — 5.8%
Affinion Group, Inc., 7.88%, 12/15/18†	$1,330,000	$1,250,200
Sitel LLC, 11.50%, 04/01/18	1,390,000	1,278,800
Total Advertising		2,529,000
Apparel — 3.1%
Unifi, Inc., 11.50%, 05/15/14	1,331,000	1,382,576
Auto Parts & Equipment — 3.0%
Stanadyne Corp., Series 1, 10.00%, 08/15/14	1,302,000	1,331,295
Beverages — 3.9%
CEDC Finance Corp. International, Inc., 9.13%, 12/01/16†	1,860,000	1,706,550
Chemicals — 0.8%
Phibro Animal Health Corp., 9.25%, 07/01/18†	320,000	339,200
Commercial Services — 3.4%
DynCorp International, Inc., 10.38%, 07/01/17†	1,440,000	1,483,200
Computers — 1.7%
Stream Global Services, Inc., 11.25%, 10/01/14	708,000	757,560
Distribution / Wholesale — 4.9%
SGS International, Inc., 12.00%, 12/15/13	2,076,000	2,138,280
Electronics — 2.7%
Sanmina-SCI Corp., 7.00%, 05/15/19†	1,250,000	1,187,500
Food — 7.9%
Chiquita Brands International, Inc., 8.88%, 12/01/15	705,000	729,675
Dean Foods Co., 9.75%, 12/15/18†	1,300,000	1,387,750
Harmony Foods Corp., 10.00%, 05/01/16†	1,315,000	1,347,875
Total Food		3,465,300
Forest Products & Paper — 2.4%
Exopack Holding Corp., 10.00%, 06/01/18†	1,050,000	1,047,375
Healthcare – Products — 3.6%
Rotech Healthcare, Inc., 10.50%, 03/15/18†	1,625,000	1,576,250
Healthcare – Services — 7.7%
Alliance Healthcare Services, Inc., 8.00%, 12/01/16	1,310,000	1,270,700
Radiation Therapy Services, Inc., 9.88%, 04/15/17	590,000	592,213

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Principal Amount	Value
Healthcare – Services — 7.7% (continued)
Radnet Management, Inc., 10.38%, 04/01/18	$1,455,000	$1,495,012
Total Healthcare – Services		3,357,925
Leisure Time — 3.1%
ICON Health & Fitness, 11.88%, 10/15/16†	1,350,000	1,383,750
Miscellaneous Manufacturing — 8.3%
Eastman Kodak Co., 9.75%, 03/01/18†	1,575,000	1,512,000
Harland Clarke Holdings Corp., 9.50%, 05/15/15	2,155,000	1,979,906
J.B. Poindexter & Co., 8.75%, 03/15/14	130,000	131,625
Total Miscellaneous Manufacturing		3,623,531
Oil & Gas — 4.5%
United Refining Co., 10.50%, 02/28/18	1,975,000	1,979,938
Pharmaceuticals — 2.7%
Bioscrip, Inc., 10.25%, 10/01/15	1,115,000	1,169,356
Retail — 1.9%
Burlington Coat Factory Warehouse Corp., 10.00%, 02/15/19†	590,000	587,050
Collective Brands, Inc., 8.25%, 08/01/13	236,000	237,375
Total Retail		824,425
Telecommunications — 4.4%
Buccaneer Merger, Inc., 9.13%, 01/15/19†	1,100,000	1,149,500
Level 3 Financing, Inc., 9.25%, 11/01/14	772,000	798,055
Total Telecommunications		1,947,555
Transportation — 2.9%
PHI, Inc., 8.63%, 10/15/18	1,200,000	1,260,000
Total Corporate Bonds (Cost $34,794,033)		34,490,566
FOREIGN BONDS — 10.5%
Airlines — 3.8%
Air Canada, 12.00%, 02/01/16 (Canada)†	1,625,000	1,685,938
Oil & Gas — 2.3%
Connacher Oil And Gas Ltd., 8.50%, 08/01/19 (Canada)†	1,055,000	1,004,887
Pharmaceuticals — 1.5%
Elan Finance PLC, 8.75%, 10/15/16 (Ireland)	625,000	660,156
Transportation — 2.9%
Navios Maritime Holdings, Inc., 8.13%, 02/15/19 (Marshall Islands)†	1,300,000	1,254,500
Total Foreign Bonds (Cost $4,727,565)		4,605,481

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
MONEY MARKET FUND — 1.3%
BlackRock Liquidity TempFund (Cost $577,251)	577,251	$577,251
Total Investments — 90.5% (Cost $40,098,849)		39,673,298
Other Assets in Excess of Liabilities — 9.5%		4,177,260
Net Assets — 100.0%		$43,850,558

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SUMMARY OF SCHEDULE OF INVESTMENTS

Advertising	5.8%
Airlines	3.8
Apparel	3.1
Auto Parts & Equipment	3.0
Beverages	3.9
Chemicals	0.8
Commercial Services	3.4
Computers	1.7
Distribution/Wholesale	4.9
Electronics	2.7
Food	7.9
Forest Products & Paper	2.4
Healthcare – Products	3.6
Healthcare – Services	7.7
Leisure Time	3.1
Miscellaneous Manufacturing	8.3
Oil & Gas	6.8
Pharmaceuticals	4.2
Retail	1.9
Telecommunications	4.4
Transportation	5.8
Money Market Fund	1.3
Total Investments	90.5
Other Assets in Excess of Liabilities	9.5
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
MONEY MARKET FUND — 48.5%
Fidelity Government (Cost $24,442,334)	24,442,334	$24,442,334
Total Investments Before Securities Sold, Not Yet Purchased (Cost $24,442,334)		24,442,334
Securities Sold, Not Yet Purchased – (87.6)%
COMMON STOCKS — (87.6)%
Aerospace/Defense — (3.3)%
Rockwell Collins, Inc.	27,239	(1,680,374)
Apparel — (2.5)%
Under Armour, Inc., Class A*	16,000	(1,236,960)
Auto Manufacturers — (3.3)%
PACCAR, Inc.	32,100	(1,639,989)
Banks — (9.6)%
Bank of America Corp.	109,000	(1,194,640)
Citigroup, Inc.	26,400	(1,099,296)
Comerica, Inc.	30,000	(1,037,100)
First Horizon National Corp.	75,000	(715,500)
Regions Financial Corp.	125,000	(775,000)
Total Banks		(4,821,536)
Beverages — (1.9)%
Green Mountain Coffee Roasters, Inc.*	10,699	(954,993)
Building Materials — (2.4)%
Lennox International, Inc.	28,500	(1,227,495)
Commercial Services — (2.3)%
Lender Processing Services, Inc.	55,000	(1,150,050)
Computers — (1.7)%
Research In Motion Ltd.*	30,000	(865,500)
Cosmetics / Personal Care — (3.1)%
Avon Products, Inc.	55,328	(1,549,184)
Electrical Components & Equipment — (2.4)%
Energizer Holdings, Inc.*	16,961	(1,227,298)
Electronics — (2.3)%
Jabil Circuit, Inc.	57,326	(1,157,985)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Energy – Alternate Sources — (2.8)%
First Solar, Inc.*	10,636	$(1,406,824)
Engineering & Construction — (5.1)%
Aecom Technology Corp.*	50,200	(1,372,468)
Jacobs Engineering Group, Inc.*	27,500	(1,189,375)
Total Engineering & Construction		(2,561,843)
Healthcare – Products — (7.0)%
Hospira, Inc.*	20,000	(1,133,200)
Mindray Medical International Ltd.(a)	40,000	(1,122,000)
Sirona Dental Systems, Inc.*	24,100	(1,279,709)
Total Healthcare – Products		(3,534,909)
Internet — (6.9)%
AsiaInfo-Linkage, Inc.*	73,980	(1,225,109)
TIBCO Software, Inc.*	52,858	(1,533,938)
WebMD Health Corp., Class A*	15,548	(708,678)
Total Internet		(3,467,725)
Investment Companies — (1.9)%
Fifth Street Finance Corp.	62,500	(725,000)
Prospect Capital Corp.	25,000	(252,750)
Total Investment Companies		(977,750)
Leisure Time — (2.4)%
WMS Industries, Inc.*	38,614	(1,186,222)
Lodging — (2.3)%
Las Vegas Sands Corp.*	28,000	(1,181,880)
Miscellaneous Manufacturing — (2.5)%
Trinity Industries, Inc.	35,500	(1,238,240)
Office / Business Equipment — (3.0)%
Xerox Corp.	145,200	(1,511,532)
Retail — (2.0)%
CarMax, Inc.*	30,500	(1,008,635)
Software — (5.3)%
Ebix, Inc.*	66,000	(1,257,300)
Medidata Solutions, Inc. *	58,300	(1,391,621)
Total Software		(2,648,921)
Telecommunications — (9.1)%
Calix, Inc.*	67,468	(1,404,684)
Ciena Corp.*	41,500	(762,770)
Juniper Networks, Inc.*	42,548	(1,340,262)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
ACTIVE BEAR ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Telecommunications — (9.1)% (continued)
Motorola Mobility Holdings, Inc.*	50,000	$(1,102,000)
Total Telecommunications		(4,609,716)
Textiles — (2.5)%
Mohawk Industries, Inc.*	21,250	(1,274,788)
Total Securities Sold, Not Yet Purchased (Proceeds Received $-44,504,190)		(44,120,349)
Total Investments — (39.1)% (Cost $-20,061,856)		(19,678,015)
Other Assets in Excess of Liabilities — 139.1%		70,067,349
Net Assets — 100.0%		$50,389,334

*	Non-income producing security
(a)	American Depositary Receipt

SUMMARY OF SCHEDULE OF INVESTMENTS

Aerospace/Defense	(3.3)%
Apparel	(2.5)
Auto Manufacturers	(3.3)
Banks	(9.6)
Beverages	(1.9)
Building Materials	(2.4)
Commercial Services	(2.3)
Computers	(1.7)
Cosmetics/Personal Care	(3.1)
Electrical Components & Equipment	(2.4)
Electronics	(2.3)
Energy – Alternate Sources	(2.8)
Engineering & Construction	(5.1)
Healthcare – Products	(7.0)
Internet	(6.9)
Investment Companies	(1.9)
Leisure Time	(2.4)
Lodging	(2.3)
Miscellaneous Manufacturing	(2.5)
Office/Business Equipment	(3.0)
Retail	(2.0)
Software	(5.3)
Telecommunications	(9.1)
Textiles	(2.5)
Money Market Fund	48.5
Total Investments	(39.1)
Other Assets in Excess of Liabilities	139.1
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
COMMON STOCKS — 98.9%
Advertising — 0.5%
Interpublic Group of Cos., Inc. (The)	580	$7,250
Omnicom Group, Inc.	100	4,816
Total Advertising		12,066
Aerospace/Defense — 2.0%
Boeing Co. (The)	48	3,549
General Dynamics Corp.	100	7,452
Goodrich Corp.	56	5,348
L-3 Communications Holdings, Inc.	76	6,646
Lockheed Martin Corp.	80	6,478
Northrop Grumman Corp.	96	6,657
Raytheon Co.	140	6,979
Rockwell Collins, Inc.	64	3,948
United Technologies Corp.	68	6,019
Total Aerospace/Defense		53,076
Agriculture — 0.9%
Altria Group, Inc.	132	3,486
Archer-Daniels-Midland Co.	268	8,080
Lorillard, Inc.	36	3,919
Philip Morris International, Inc.	60	4,006
Reynolds American, Inc.	88	3,261
Total Agriculture		22,752
Airlines — 0.2%
Delta Air Lines, Inc.*	264	2,421
Southwest Airlines Co.	216	2,466
United Continental Holdings, Inc.*	52	1,177
Total Airlines		6,064
Apparel — 0.9%
Coach, Inc.	92	5,881
NIKE, Inc., Class B	68	6,119
Polo Ralph Lauren Corp.	44	5,835
VF Corp.	60	6,514
Total Apparel		24,349

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Auto Manufacturers — 0.9%
Ford Motor Co.*	640	$8,826
General Motors Co.*	320	9,715
PACCAR, Inc.	104	5,313
Total Auto Manufacturers		23,854
Auto Parts & Equipment — 1.1%
BorgWarner, Inc.*	132	10,664
Johnson Controls, Inc.	244	10,165
TRW Automotive Holdings Corp.*	132	7,792
Total Auto Parts & Equipment		28,621
Banks — 5.2%
Bank of America Corp.	844	9,250
Bank of New York Mellon Corp. (The)	308	7,891
BB&T Corp.	196	5,261
Capital One Financial Corp.	160	8,267
CIT Group, Inc.*	44	1,947
Citigroup, Inc.	240	9,994
Comerica, Inc.	204	7,052
Fifth Third Bancorp	596	7,599
Goldman Sachs Group, Inc. (The)	64	8,518
Huntington Bancshares, Inc.	1,268	8,318
JPMorgan Chase & Co.	172	7,042
KeyCorp	840	6,997
M&T Bank Corp.	64	5,629
Morgan Stanley	292	6,719
Northern Trust Corp.	96	4,412
PNC Financial Services Group, Inc.	92	5,484
Regions Financial Corp.	288	1,786
State Street Corp.	180	8,116
SunTrust Banks, Inc.	92	2,374
US Bancorp	188	4,796
Wells Fargo & Co.	308	8,642
Total Banks		136,094
Beverages — 1.3%
Brown-Forman Corp., Class B	60	4,482
Coca-Cola Co. (The)	52	3,499
Coca-Cola Enterprises, Inc.	168	4,902
Dr Pepper Snapple Group, Inc.	100	4,193
Green Mountain Coffee Roasters, Inc.*	56	4,999
Hansen Natural Corp.*	56	4,533

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Beverages — 1.3% (continued)
Molson Coors Brewing Co., Class B	100	$4,474
PepsiCo, Inc.	40	2,817
Total Beverages		33,899
Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc.*	156	7,337
Amgen, Inc.*	92	5,368
Biogen Idec, Inc.*	40	4,277
Celgene Corp.*	156	9,410
Gilead Sciences, Inc.*	232	9,607
Illumina, Inc.*	44	3,306
Life Technologies Corp.*	128	6,665
Vertex Pharmaceuticals, Inc.*	36	1,872
Total Biotechnology		47,842
Chemicals — 3.3%
Air Products & Chemicals, Inc.	64	6,117
Albemarle Corp.	112	7,751
Celanese Corp., Series A	108	5,758
CF Industries Holdings, Inc.	48	6,800
Dow Chemical Co. (The)	104	3,744
Eastman Chemical Co.	60	6,124
Ecolab, Inc.	72	4,059
EI du Pont de Nemours & Co.	120	6,486
FMC Corp.	68	5,849
Lubrizol Corp.	64	8,593
Monsanto Co.	72	5,223
Mosaic Co. (The)	16	1,084
PPG Industries, Inc.	72	6,537
Praxair, Inc.	44	4,769
Sherwin-Williams Co. (The)	52	4,361
Sigma-Aldrich Corp.	44	3,229
Total Chemicals		86,484
Coal — 1.0%
Alpha Natural Resources, Inc.*	184	8,361
Consol Energy, Inc.	88	4,266
Peabody Energy Corp.	52	3,064
Walter Energy, Inc.	84	9,727
Total Coal		25,418
Commercial Services — 2.1%
Apollo Group, Inc., Class A*	76	3,320

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Commercial Services — 2.1% (continued)
Automatic Data Processing, Inc.	64	$3,371
Iron Mountain, Inc.	108	3,682
Mastercard, Inc., Class A	32	9,643
Moody’s Corp.	100	3,835
Paychex, Inc.	112	3,441
SAIC, Inc.*	376	6,324
Verisk Analytics, Inc., Class A*	124	4,293
Visa, Inc., Class A	116	9,774
Western Union Co. (The)	340	6,810
Total Commercial Services		54,493
Computers — 3.0%
Apple, Inc.*	28	9,399
Cognizant Technology Solutions Corp., Class A*	84	6,160
Computer Sciences Corp.	184	6,985
Dell, Inc.*	288	4,801
EMC Corp.*	212	5,841
Hewlett-Packard Co.	220	8,008
IHS, Inc., Class A*	52	4,338
International Business Machines Corp.	40	6,862
NetApp, Inc.*	132	6,967
SanDisk Corp.*	200	8,300
Teradata Corp.*	56	3,371
Western Digital Corp.*	188	6,839
Total Computers		77,871
Cosmetics/Personal Care — 0.6%
Avon Products, Inc.	212	5,936
Colgate-Palmolive Co.	36	3,147
Estee Lauder Cos., Inc. (The), Class A	32	3,366
Procter & Gamble Co. (The)	56	3,560
Total Cosmetics/Personal Care		16,009
Distribution/Wholesale — 0.9%
Fastenal Co.	136	4,895
Fossil, Inc.*	52	6,121
Genuine Parts Co.	96	5,222
WW Grainger, Inc.	40	6,146
Total Distribution/Wholesale		22,384
Diversified Financial Services — 3.2%
American Express Co.	112	5,790
Ameriprise Financial, Inc.	152	8,767

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Diversified Financial Services — 3.2% (continued)
BlackRock, Inc.	40	$7,673
Charles Schwab Corp. (The)	516	8,488
CME Group, Inc.	24	6,998
Discover Financial Services	232	6,206
Franklin Resources, Inc.	44	5,777
IntercontinentalExchange, Inc.*	52	6,485
NYSE Euronext	156	5,346
SLM Corp.	532	8,943
T Rowe Price Group, Inc.	92	5,551
TD Ameritrade Holding Corp.	352	6,868
Total Diversified Financial Services		82,892
Electric — 1.8%
AES Corp. (The)*	160	2,038
American Electric Power Co., Inc.	44	1,658
Calpine Corp.*	264	4,258
Consolidated Edison, Inc.	36	1,917
Constellation Energy Group, Inc.	48	1,822
Dominion Resources, Inc.	40	1,931
DTE Energy Co.	52	2,601
Duke Energy Corp.	100	1,883
Edison International	32	1,240
Entergy Corp.	20	1,366
FirstEnergy Corp.	28	1,236
NextEra Energy, Inc.	44	2,528
Northeast Utilities	88	3,095
NRG Energy, Inc.*	120	2,950
PG&E Corp.	56	2,354
PPL Corp.	64	1,781
Progress Energy, Inc.	44	2,112
Public Service Enterprise Group, Inc.	64	2,089
Southern Co.	52	2,100
Wisconsin Energy Corp.	96	3,010
Xcel Energy, Inc.	104	2,527
Total Electric		46,496
Electrical Components & Equipment — 0.5%
AMETEK, Inc.	124	5,568
Emerson Electric Co.	144	8,100
Total Electrical Components & Equipment		13,668

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Electronics — 1.1%
Agilent Technologies, Inc.*	156	$7,973
Amphenol Corp., Class A	136	7,343
Thermo Fisher Scientific, Inc.*	112	7,212
Waters Corp.*	52	4,978
Total Electronics		27,506
Energy – Alternate Sources — 0.4%
First Solar, Inc.*	76	10,053
Engineering & Construction — 0.3%
Fluor Corp.	60	3,880
KBR, Inc.	112	4,221
Total Engineering & Construction		8,101
Environmental Control — 0.5%
Republic Services, Inc.	156	4,813
Stericycle, Inc.*	36	3,208
Waste Management, Inc.	116	4,323
Total Environmental Control		12,344
Food — 2.2%
Campbell Soup Co.	80	2,764
ConAgra Foods, Inc.	108	2,788
General Mills, Inc.	88	3,275
Hershey Co. (The)	40	2,274
HJ Heinz Co.	52	2,771
Hormel Foods Corp.	96	2,862
JM Smucker Co. (The)	36	2,752
Kellogg Co.	56	3,098
Kraft Foods, Inc., Class A	124	4,369
Kroger Co. (The)	188	4,662
McCormick & Co., Inc.	60	2,974
Safeway, Inc.	264	6,170
Sara Lee Corp.	156	2,962
Sysco Corp.	116	3,617
Tyson Foods, Inc., Class A	260	5,049
Whole Foods Market, Inc.	72	4,568
Total Food		56,955
Forest Products & Paper — 0.3%
International Paper Co.	116	3,459
MeadWestvaco Corp.	124	4,131
Total Forest Products & Paper		7,590

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Gas — 0.4%
CenterPoint Energy, Inc.	112	$2,167
National Fuel Gas Co.	20	1,456
NiSource, Inc.	164	3,321
Sempra Energy	56	2,961
Total Gas		9,905
Hand/Machine Tools — 0.3%
Stanley Black & Decker, Inc.	100	7,205
Healthcare – Products — 3.0%
Baxter International, Inc.	88	5,253
Becton Dickinson and Co.	52	4,481
Boston Scientific Corp.*	412	2,847
CareFusion Corp.*	300	8,151
CR Bard, Inc.	40	4,394
Edwards Lifesciences Corp.*	52	4,533
Henry Schein, Inc.*	76	5,441
Hospira, Inc.*	168	9,519
Intuitive Surgical, Inc.*	12	4,465
Johnson & Johnson	40	2,661
Medtronic, Inc.	128	4,932
St Jude Medical, Inc.	116	5,531
Stryker Corp.	76	4,460
Varian Medical Systems, Inc.*	88	6,162
Zimmer Holdings, Inc.*	76	4,803
Total Healthcare – Products		77,633
Healthcare – Services — 2.2%
Aetna, Inc.	180	7,936
CIGNA Corp.	148	7,612
DaVita, Inc.*	56	4,850
HCA Holdings, Inc.*	216	7,128
Humana, Inc.	64	5,154
Laboratory Corp. of America Holdings*	52	5,033
Quest Diagnostics, Inc.	100	5,910
UnitedHealth Group, Inc.	164	8,459
WellPoint, Inc.	80	6,302
Total Healthcare – Services		58,384
Holding Companies – Diversified — 0.0%†
Leucadia National Corp.	32	1,091
Home Furnishings — 0.4%
Whirlpool Corp.	124	10,084

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Household Products/Wares — 0.5%
Church & Dwight Co., Inc.	96	$3,892
Clorox Co.	44	2,967
Fortune Brands, Inc.	68	4,336
Kimberly-Clark Corp.	40	2,663
Total Household Products/Wares		13,858
Insurance — 4.0%
Aflac, Inc.	196	9,149
Allstate Corp. (The)	112	3,419
American International Group, Inc.*	296	8,679
AON Corp.	56	2,873
Berkshire Hathaway, Inc., Class B*	28	2,167
Chubb Corp.	96	6,011
CNA Financial Corp.	160	4,648
Hartford Financial Services Group, Inc.	352	9,282
Lincoln National Corp.	336	9,573
Loews Corp.	28	1,178
Marsh & McLennan Cos., Inc.	116	3,618
MetLife, Inc.	220	9,651
Principal Financial Group, Inc.	268	8,153
Progressive Corp. (The)	184	3,934
Prudential Financial, Inc.	156	9,920
Travelers Cos., Inc. (The)	68	3,970
Unum Group	324	8,255
Total Insurance		104,480
Internet — 2.4%
Akamai Technologies, Inc.*	228	7,175
Amazon.Com, Inc.*	16	3,272
eBay, Inc.*	164	5,292
Expedia, Inc.	164	4,755
F5 Networks, Inc.*	60	6,615
Google, Inc., Class A*	16	8,102
Netflix, Inc.*	12	3,152
priceline.com, Inc.*	16	8,191
Symantec Corp.*	312	6,153
VeriSign, Inc.	124	4,149
Yahoo!, Inc.*	328	4,933
Total Internet		61,789

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Iron/Steel — 0.2%
Allegheny Technologies, Inc.	16	$1,016
Cliffs Natural Resources, Inc.	16	1,479
Nucor Corp.	28	1,154
United States Steel Corp.	28	1,289
Total Iron/Steel		4,938
Leisure Time — 0.5%
Carnival Corp.	224	8,429
Harley-Davidson, Inc.	124	5,080
Total Leisure Time		13,509
Lodging — 1.2%
Hyatt Hotels Corp., Class A*	52	2,123
Las Vegas Sands Corp.*	236	9,962
Marriott International, Inc., Class A	88	3,123
Starwood Hotels & Resorts Worldwide, Inc.	84	4,707
Wyndham Worldwide Corp.	48	1,615
Wynn Resorts Ltd.	60	8,612
Total Lodging		30,142
Machinery – Construction & Mining — 0.9%
Bucyrus International, Inc.	68	6,233
Caterpillar, Inc.	84	8,943
Joy Global, Inc.	96	9,143
Total Machinery – Construction & Mining		24,319
Machinery – Diversified — 1.5%
Cummins, Inc.	92	9,521
Deere & Co.	64	5,277
Flowserve Corp.	84	9,231
Rockwell Automation, Inc.	108	9,370
Roper Industries, Inc.	60	4,998
Total Machinery – Diversified		38,397
Media — 4.4%
Cablevision Systems Corp., Class A	196	7,097
CBS Corp., Class B	320	9,117
Charter Communications, Inc., Class A*	24	1,302
Comcast Corp., Class A	324	8,210
DIRECTV, Class A*	196	9,961
Discovery Communications, Inc., Class A*	220	9,011
DISH Network Corp., Class A*	192	5,889
Liberty Global, Inc., Class A*	84	3,783
Liberty Media Corp. – Capital, Series A*	12	1,029

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Media — 4.4% (continued)
McGraw-Hill Cos., Inc. (The)	144	$6,035
News Corp., Class A	380	6,726
Scripps Networks Interactive, Inc., Class A	160	7,821
Sirius XM Radio, Inc.*	1,836	4,021
Time Warner Cable, Inc.	108	8,428
Time Warner, Inc.	240	8,729
Viacom, Inc., Class B	176	8,976
Walt Disney Co. (The)	196	7,652
Total Media		113,787
Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	32	5,269
Mining — 0.8%
Alcoa, Inc.	76	1,205
Freeport-McMoRan Copper & Gold, Inc.	184	9,734
Southern Copper Corp.	300	9,861
Total Mining		20,800
Miscellaneous Manufacturing — 3.3%
3M Co.	72	6,829
Danaher Corp.	120	6,359
Dover Corp.	124	8,407
Eaton Corp.	180	9,261
General Electric Co.	424	7,997
Honeywell International, Inc.	152	9,058
Illinois Tool Works, Inc.	132	7,457
ITT Corp.	124	7,307
Pall Corp.	96	5,398
Parker Hannifin Corp.	80	7,179
Textron, Inc.	428	10,105
Total Miscellaneous Manufacturing		85,357
Office/Business Equipment — 0.3%
Xerox Corp.	760	7,912
Oil & Gas — 6.7%
Anadarko Petroleum Corp.	76	5,834
Apache Corp.	68	8,390
Cabot Oil & Gas Corp.	28	1,857
Chesapeake Energy Corp.	72	2,138
Chevron Corp.	24	2,468
Cimarex Energy Co.	68	6,114
Concho Resources, Inc.*	108	9,920

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Oil & Gas — 6.7% (continued)
ConocoPhillips	24	$1,804
Continental Resources, Inc.*	68	4,414
Denbury Resources, Inc.*	444	8,880
Devon Energy Corp.	48	3,783
Diamond Offshore Drilling, Inc.	136	9,576
EOG Resources, Inc.	88	9,200
EQT Corp.	104	5,462
Exxon Mobil Corp.	52	4,232
Helmerich & Payne, Inc.	72	4,761
Hess Corp.	124	9,270
Linn Energy LLC	96	3,751
Marathon Oil Corp.	36	1,896
Murphy Oil Corp.	100	6,566
Newfield Exploration Co.*	80	5,441
Noble Energy, Inc.	44	3,944
Occidental Petroleum Corp.	68	7,075
Petrohawk Energy Corp.*	352	8,684
Pioneer Natural Resources Co.	88	7,882
QEP Resources, Inc.	88	3,681
Range Resources Corp.	56	3,108
Southwestern Energy Co.*	156	6,689
Valero Energy Corp.	380	9,717
Whiting Petroleum Corp.*	160	9,106
Total Oil & Gas		175,643
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	120	8,707
Cameron International Corp.*	140	7,041
FMC Technologies, Inc.*	88	3,942
Halliburton Co.	188	9,588
National Oilwell Varco, Inc.	68	5,318
Total Oil & Gas Services		34,596
Packaging & Containers — 0.7%
Ball Corp.	252	9,692
Crown Holdings, Inc.*	204	7,919
Total Packaging & Containers		17,611
Pharmaceuticals — 2.9%
Abbott Laboratories	120	6,315
Allergan, Inc.	48	3,996
AmerisourceBergen Corp.	128	5,299

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Pharmaceuticals — 2.9% (continued)
Bristol-Myers Squibb Co.	48	$1,390
Cardinal Health, Inc.	132	5,996
Express Scripts, Inc.*	136	7,341
McKesson Corp.	60	5,019
Mead Johnson Nutrition Co.	40	2,702
Medco Health Solutions, Inc.*	148	8,365
Merck & Co., Inc.	72	2,541
Mylan, Inc.*	384	9,473
Perrigo Co.	60	5,272
Pfizer, Inc.	100	2,060
Watson Pharmaceuticals, Inc.*	132	9,072
Total Pharmaceuticals		74,841
Pipelines — 1.5%
Boardwalk Pipeline Partners LP	72	2,091
Buckeye Partners LP	28	1,808
El Paso Corp.	80	1,616
El Paso Pipeline Partners LP	112	3,892
Enbridge Energy Partners LP	52	1,564
Energy Transfer Equity LP	52	2,338
Energy Transfer Partners LP	36	1,759
Enterprise Products Partners LP	48	2,074
Kinder Morgan Energy Partners LP	20	1,452
Kinder Morgan Management LLC*	16	1,049
Kinder Morgan, Inc.*	76	2,183
Magellan Midstream Partners LP	36	2,150
ONEOK Partners LP	24	2,047
ONEOK, Inc.	32	2,368
Plains All American Pipeline LP	36	2,304
Spectra Energy Corp.	128	3,509
Williams Cos., Inc. (The)	120	3,630
Williams Partners LP	48	2,601
Total Pipelines		40,435
Private Equity — 0.3%
Blackstone Group LP	540	8,942
Real Estate — 0.2%
CB Richard Ellis Group, Inc., Class A*	176	4,419
Real Estate Investment Trust — 1.1%
AvalonBay Communities, Inc.	12	1,541
Boston Properties, Inc.	16	1,698

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Real Estate Investment Trust — 1.1% (continued)
Digital Realty Trust, Inc.	24	$1,483
Equity Residential	28	1,680
General Growth Properties, Inc.	76	1,268
HCP, Inc.	60	2,201
Health Care REIT, Inc.	32	1,678
Host Hotels & Resorts, Inc.	92	1,559
Kimco Realty Corp.	76	1,417
Macerich Co. (The)	32	1,712
Plum Creek Timber Co., Inc.	36	1,459
Public Storage	20	2,280
Simon Property Group, Inc.	16	1,860
SL Green Realty Corp.	16	1,326
Ventas, Inc.	32	1,687
Vornado Realty Trust	16	1,491
Weyerhaeuser Co.	72	1,574
Total Real Estate Investment Trust		27,914
Retail — 8.0%
Abercrombie & Fitch Co., Class A	124	8,298
AutoZone, Inc.*	24	7,076
Bed Bath & Beyond, Inc.*	112	6,537
Best Buy Co., Inc.	284	8,920
CarMax, Inc.*	220	7,275
Chipotle Mexican Grill, Inc.*	12	3,698
Costco Wholesale Corp.	44	3,575
CVS Caremark Corp.	160	6,013
Darden Restaurants, Inc.	148	7,365
Dollar General Corp.*	248	8,405
Dollar Tree, Inc.*	112	7,461
Family Dollar Stores, Inc.	128	6,728
Gap, Inc. (The)	252	4,561
Home Depot, Inc.	200	7,244
JC Penney Co., Inc.	172	5,941
Kohl’s Corp.	172	8,602
Lowe’s Cos., Inc.	332	7,739
Ltd. Brands, Inc.	196	7,536
Macy’s, Inc.	308	9,006
McDonald’s Corp.	48	4,047
Nordstrom, Inc.	132	6,196
O’Reilly Automotive, Inc.*	124	8,123
Ross Stores, Inc.	88	7,051

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Retail — 8.0% (continued)
Staples, Inc.	572	$9,038
Starbucks Corp.	152	6,003
Target Corp.	176	8,256
Tiffany & Co.	56	4,397
TJX Cos., Inc.	148	7,775
Walgreen Co.	144	6,114
Wal-Mart Stores, Inc.	124	6,589
Yum! Brands, Inc.	76	4,198
Total Retail		209,767
Savings & Loans — 0.1%
New York Community Bancorp, Inc.	144	2,159
Semiconductors — 4.4%
Altera Corp.	148	6,860
Analog Devices, Inc.	176	6,889
Applied Materials, Inc.	580	7,546
Atmel Corp.*	592	8,329
Broadcom Corp., Class A	272	9,150
Intel Corp.	372	8,244
KLA-Tencor Corp.	208	8,420
Lam Research Corp.*	180	7,970
Linear Technology Corp.	172	5,679
Maxim Integrated Products, Inc.	232	5,930
Microchip Technology, Inc.	156	5,914
Micron Technology, Inc.*	756	5,655
National Semiconductor Corp.	104	2,560
NVIDIA Corp.*	444	7,075
Rovi Corp.*	136	7,801
Texas Instruments, Inc.	180	5,909
Xilinx, Inc.	156	5,689
Total Semiconductors		115,620
Software — 3.8%
Activision Blizzard, Inc.	544	6,354
Adobe Systems, Inc.*	184	5,787
Autodesk, Inc.*	152	5,867
BMC Software, Inc.*	132	7,220
CA, Inc.	376	8,588
Cerner Corp.*	64	3,911
Citrix Systems, Inc.*	32	2,560
Electronic Arts, Inc.*	152	3,587
Fidelity National Information Services, Inc.	248	7,636

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Software — 3.8% (continued)
Fiserv, Inc.*	104	$6,514
Informatica Corp.*	52	3,038
Intuit, Inc.*	104	5,394
Microsoft Corp.	360	9,360
Nuance Communications, Inc.*	344	7,386
Oracle Corp.	240	7,898
Red Hat, Inc.*	60	2,754
Salesforce.com, Inc.*	12	1,788
VMware, Inc., Class A*	32	3,207
Total Software		98,849
Telecommunications — 2.8%
American Tower Corp., Class A*	44	2,302
AT&T, Inc.	76	2,387
Cisco Systems, Inc.	528	8,242
Corning, Inc.	408	7,405
Harris Corp.	152	6,849
Juniper Networks, Inc.*	256	8,064
MetroPCS Communications, Inc.*	568	9,775
Motorola Mobility Holdings, Inc.*	128	2,821
Motorola Solutions, Inc.*	164	7,551
NII Holdings, Inc.*	220	9,324
Qualcomm, Inc.	100	5,679
Verizon Communications, Inc.	64	2,383
Windstream Corp.	96	1,244
Total Telecommunications		74,026
Toys/Games/Hobbies — 0.4%
Hasbro, Inc.	104	4,569
Mattel, Inc.	168	4,618
Total Toys/Games/Hobbies		9,187
Transportation — 2.2%
CH Robinson Worldwide, Inc.	40	3,154
CSX Corp.	288	7,551
Expeditors International of Washington, Inc.	68	3,481
FedEx Corp.	76	7,208
JB Hunt Transport Services, Inc.	136	6,404
Kansas City Southern*	164	9,730
Norfolk Southern Corp.	88	6,594
Union Pacific Corp.	72	7,517
United Parcel Service, Inc., Class B	72	5,251

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Transportation — 2.2% (continued)
Total Transportation		$56,890
Total Common Stocks (Cost $2,471,788)		2,576,639
FOREIGN STOCKS — 1.5%
Agriculture — 0.2%
Bunge Ltd. (Bermuda)	96	6,619
Diversified Financial Services — 0.3%
Invesco Ltd. (Bermuda)	312	7,301
Leisure Time — 0.4%
Royal Caribbean Cruises Ltd.* (Liberia)	272	10,238
Oil & Gas — 0.3%
Ultra Petroleum Corp.* (Canada)	156	7,145
Oil & Gas Services — 0.2%
Schlumberger Ltd. (Curacao)	60	5,184
Real Estate — 0.1%
Brookfield Office Properties, Inc. (Canada)	140	2,699
Total Foreign Stocks (Cost $37,632)		39,186
Total Investments — 100.4% (Cost $2,509,420)		2,615,825
Liabilities in Excess of Other Assets — (0.4%)		(9,263)
Net Assets — 100.0%		$2,606,562

REIT — Real Estate Investment Trust

*	Non-income producing security
†	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

Advertising	0.5%
Aerospace/Defense	2.0
Agriculture	1.1
Airlines	0.2
Apparel	0.9
Auto Manufacturers	0.9
Auto Parts & Equipment	1.1
Banks	5.2
Beverages	1.3
Biotechnology	1.8
Chemicals	3.3
Coal	1.0
Commercial Services	2.1
Computers	3.0
Cosmetics/Personal Care	0.6
Distribution/Wholesale	0.9
Diversified Financial Services	3.5
Electric	1.8
Electrical Components & Equipment	0.5
Electronics	1.1
Energy – Alternate Sources	0.4
Engineering & Construction	0.3
Environmental Control	0.5
Food	2.2
Forest Products & Paper	0.3
Gas	0.4
Hand/Machine Tools	0.3
Healthcare – Products	3.0
Healthcare – Services	2.2
Holding Companies – Diversified	—
Home Furnishings	0.4
Household Products/Wares	0.5
Insurance	4.0
Internet	2.4
Iron/Steel	0.2
Leisure Time	0.9
Lodging	1.2
Machinery – Construction & Mining	0.9
Machinery – Diversified	1.5
Media	4.4
Metal Fabricate/Hardware	0.2
Mining	0.8
Miscellaneous Manufacturing	3.3
Office/Business Equipment	0.3

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA DOMESTIC ETF
Schedule of Investments (continued)

Oil & Gas	7.0
Oil & Gas Services	1.5
Packaging & Containers	0.7
Pharmaceuticals	2.9
Pipelines	1.5
Private Equity	0.3
Real Estate	0.3
REITS	1.1
Retail	8.0
Savings & Loans	0.1
Semiconductors	4.4
Software	3.8
Telecommunications	2.8
Toys/Games/Hobbies	0.4
Transportation	2.2
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
COMMON STOCKS — 98.6%
Advertising — 0.5%
Publicis Groupe SA (France)(a)	233	$6,522
WPP PLC (Channel Islands)(a)	117	7,342
Total Advertising		13,864
Aerospace/Defense — 0.5%
European Aeronautic Defence and Space Co. NV (Netherlands)(a)	266	8,951
Rolls-Royce Holdings PLC (United Kingdom)(a)	84	4,388
Total Aerospace/Defense		13,339
Agriculture — 0.3%
Imperial Tobacco Group PLC (United Kingdom)(a)	108	7,190
Airlines — 2.6%
Air China Ltd. (China)(a)	343	7,111
All Nippon Airways Co. Ltd. (Japan)(a)	2,100	13,608
Cathay Pacific Airways Ltd. (Hong Kong)(a)	1,272	14,857
International Consolidated Airlines Group SA (Spain)*(a)	801	16,236
Ryanair Holdings PLC (Ireland)(a)	450	13,203
Singapore Airlines Ltd. (Singapore)(a)	118	2,734
Total Airlines		67,749
Apparel — 0.4%
Burberry Group PLC (United Kingdom)(a)	223	10,430
Auto Manufacturers — 2.4%
Daimler AG (Germany)(a)	196	14,818
Fiat SpA (Italy)(a)	1,161	12,829
Nissan Motor Co. Ltd. (Japan)(a)	280	5,894
Tata Motors Ltd. (India)(a)	790	17,783
Toyota Motor Corp. (Japan)(a)	143	11,786
Total Auto Manufacturers		63,110
Auto Parts & Equipment — 1.6%
Bridgestone Corp. (Japan)(a)	368	17,072
Cie Generale des Etablissements Michelin (France)(a)	672	13,191
Weichai Power Co. Ltd. (China)(a)	212	12,360
Total Auto Parts & Equipment		42,623

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Banks — 16.1%
Akbank TAS (Turkey)(a)	637	$5,848
Australia & New Zealand Banking Group Ltd. (Australia) a)	233	5,522
Banco Bilbao Vizcaya Argentaria SA (Spain)(a)	378	4,438
Banco Bradesco SA (Brazil)(a)	426	8,729
Banco de Chile (Chile)(a)	177	15,284
Banco do Brasil SA (Brazil)(a)	683	12,246
Banco Santander Chile (Chile)(a)	89	8,349
Banco Santander SA (Spain)(a)	1,307	15,044
Danske Bank A/S (Denmark)(a)	2,009	18,322
Bank Mandiri Tbk PT (Indonesia)(a)	1,923	15,884
Bank of China Ltd. (China)(a)	1,053	12,826
Bank of East Asia Ltd. (Hong Kong)(a)	1,442	5,840
Barclays PLC (United Kingdom)(a)	829	13,620
BNP Paribas SA (France)(a)	347	13,412
BOC Hong Kong Holdings Ltd. (Hong Kong)(a)	166	9,683
China Construction Bank Corp. (China)(a)	883	14,702
Commonwealth Bank of Australia (Australia)(a)	42	2,352
Credit Agricole SA (France)(a)	2,397	18,097
Credit Suisse Group AG (Switzerland)(a)	231	9,014
DBS Group Holdings Ltd. (Singapore)(a)	237	11,378
Grupo Financiero Banorte SAB de CV (Mexico)(a)	696	15,924
Hang Seng Bank Ltd. (Hong Kong)(a)	585	9,302
HSBC Holdings PLC (United Kingdom)(a)	328	16,275
ICICI Bank Ltd. (India)(a)	215	10,600
Industrial & Commercial Bank of China (China)(a)	911	13,920
Intesa Sanpaolo SpA (Italy)(a)	875	14,026
Itau Unibanco Holding SA (Brazil)(a)	435	10,244
Julius Baer Group Ltd. (Switzerland)(a)	1,246	10,392
Lloyds Banking Group PLC (United Kingdom)*(a)	3,162	9,865
National Australia Bank Ltd. (Australia)(a)	199	5,502
Nedbank Group Ltd. (South Africa)(a)	606	13,077
Sberbank of Russia (Russia)(a)	1,206	17,439
Societe Generale SA (France)(a)	1,576	18,731
Standard Bank Group Ltd. (South Africa)(a)	320	9,494
Swedbank AB (Sweden)(a)	1,020	17,248
United Overseas Bank Ltd. (Singapore)(a)	238	7,706
Total Banks		420,335
Beverages — 1.9%
Anheuser-Busch InBev NV (Belgium)(a)	170	9,862
Coca-Cola Hellenic Bottling Co. SA (Greece)*(a)	273	7,305
Diageo PLC (United Kingdom)(a)	57	4,667

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Beverages — 1.9% (continued)
Fomento Economico Mexicano SAB de CV (Mexico)(a)	71	$4,721
Heineken NV (Netherlands)(a)	335	10,100
Kirin Holdings Co. Ltd. (Japan)(a)	288	4,032
SABMiller PLC (United Kingdom)(a)	227	8,399
Total Beverages		49,086
Biotechnology — 0.2%
CSL Ltd. (Australia)(a)	265	4,810
Building Materials — 1.3%
CRH PLC (Ireland)(a)	610	13,737
Holcim Ltd. (Switzerland)(a)	410	6,220
Lafarge SA (France)(a)	869	13,504
Total Building Materials		33,461
Chemicals — 1.9%
Air Liquide SA (France)(a)	110	3,165
Asahi Kasei Corp. (Japan)(a)	827	11,231
Givaudan SA (Switzerland)(a)	326	6,934
Israel Chemicals Ltd. (Israel)(a)	730	11,768
Syngenta AG (Switzerland)(a)	35	2,364
Yara International ASA (Norway)(a)	246	13,943
Total Chemicals		49,405
Coal — 0.4%
China Shenhua Energy Co. Ltd. (China)(a)	82	3,944
Yanzhou Coal Mining Co. Ltd. (China)(a)	196	7,544
Total Coal		11,488
Commercial Services — 1.1%
Adecco SA (Switzerland)(a)	505	16,210
Atlantia SpA (Italy)(a)	214	2,260
Experian PLC (Ireland)(a)	575	7,343
Secom Co. Ltd. (Japan)(a)	256	3,072
Total Commercial Services		28,885
Computers — 0.9%
Cap Gemini SA (France)(a)	422	12,339
Fujitsu Ltd. (Japan)(a)	406	11,616
Total Computers		23,955
Distribution/Wholesale — 3.7%
ITOCHU Corp. (Japan)(a)	790	16,464
Li & Fung Ltd. (Bermuda)(a)	1,757	7,362
Marubeni Corp. (Japan)(a)	239	15,898
Mitsubishi Corp. (Japan)(a)	219	10,919

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Distribution/Wholesale — 3.7% (continued)
Mitsui & Co. Ltd. (Japan)(a)	50	$17,450
Sumitomo Corp. (Japan)(a)	1,040	14,196
Wolseley PLC (United Kingdom)(a)	4,775	15,328
Total Distribution/Wholesale		97,617
Diversified Financial Services — 3.3%
Deutsche Boerse AG (Germany)(a)	1,309	9,988
KB Financial Group, Inc. (South Korea)(a)	364	17,399
Macquarie Group Ltd. (Australia)(a)	313	10,532
Nomura Holdings, Inc. (Japan)(a)	1,909	9,411
ORIX Corp. (Japan)(a)	325	15,889
Shinhan Financial Group Co. Ltd. (South Korea)(a)	142	13,625
Woori Finance Holdings Co. Ltd. (South Korea)(a)	262	10,352
Total Diversified Financial Services		87,196
Electric — 3.4%
Cia Energetica de Minas Gerais (Brazil)(a)	119	2,456
CLP Holdings Ltd. (Hong Kong)(a)	920	8,197
CPFL Energia SA (Brazil)(a)	26	2,259
Datang International Power Generation Co. Ltd. (China)(a)	1,761	11,763
EDF SA (France)(a)	1,628	12,780
EDP – Energias de Portugal SA (Portugal)(a)	75	2,657
GDF Suez (France)(a)	154	5,660
Huaneng Power International, Inc. (China)(a)	206	4,392
International Power PLC (United Kingdom)(a)	231	11,885
Kansai Electric Power Co., Inc. (The) (Japan)(a)	656	6,324
Korea Electric Power Corp. (South Korea)*(a)	1,166	15,473
Verbund AG (Austria)(a)	636	5,533
Total Electric		89,379
Electrical Components & Equipment — 1.1%
Hitachi Ltd. (Japan)(a)	55	3,276
Mitsubishi Electric Corp. (Japan)(a)	587	13,519
Schneider Electric SA (France)(a)	773	13,010
Total Electrical Components & Equipment		29,805
Electronics — 1.9%
Hoya Corp. (Japan)(a)	215	4,781
Koninklijke Philips Electronics NV (Netherlands)	372	9,553
Kyocera Corp. (Japan)(a)	138	14,134
Murata Manufacturing Co. Ltd. (Japan)(a)	991	16,203
Toshiba Corp. (Japan)(a)	125	3,950
Total Electronics		48,621

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Engineering & Construction — 1.5%
ABB Ltd. (Switzerland)*(a)	292	$7,577
China Railway Construction Corp. Ltd. (China)(a)	2,028	16,731
China Railway Group Ltd. (China)(a)	1,239	14,530
Total Engineering & Construction		38,838
Food — 3.3%
BRF – Brasil Foods SA (Brazil)(a)	900	15,597
Carrefour SA (France)*(a)	1,661	12,972
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)(a)	291	13,663
Danone (France)(a)	241	3,603
Delhaize Group SA (Belgium)(a)	39	2,939
J Sainsbury PLC (United Kingdom)(a)	358	7,547
Koninklijke Ahold NV (Netherlands)(a)	639	8,575
Tesco PLC (United Kingdom)(a)	405	7,938
Tingyi Cayman Islands Holding Corp. (Cayman Islands)(a)	49	3,029
Unilever NV (Netherlands)	62	2,037
WM Morrison Supermarkets PLC (United Kingdom)(a)	351	8,392
Total Food		86,292
Food Service — 0.2%
Compass Group PLC (United Kingdom)(a)	461	4,472
Forest Products & Paper — 1.1%
Svenska Cellulosa AB (Sweden)(a)	902	12,790
UPM-Kymmene OYJ (Finland)(a)	805	14,756
Total Forest Products & Paper		27,546
Gas — 0.6%
Perusahaan Gas Negara PT (Indonesia)(a)	689	16,019
Hand/Machine Tools — 0.3%
Sandvik AB (Sweden)(a)	508	8,910
Healthcare – Products — 0.2%
Luxottica Group SpA (Italy)(a)	87	2,793
Smith & Nephew PLC (United Kingdom)(a)	65	3,520
Total Healthcare – Products		6,313
Holding Companies – Diversified — 1.5%
China Merchants Holdings International Co. Ltd. (Hong Kong)(a)	111	4,313
China Resources Enterprise Ltd. (Hong Kong)(a)	793	6,503
Hutchison Whampoa Ltd. (Hong Kong)(a)	298	16,122
LVMH Moet Hennessy Louis Vuitton SA (France)(a)	84	3,036
Swire Pacific Ltd. (Hong Kong)(a)	658	9,705
Total Holding Companies – Diversified		39,679

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Home Furnishings — 0.7%
Sony Corp. (Japan)(a)	669	$17,655
Insurance — 4.1%
Aegon NV (Netherlands)*	1,480	10,064
AIA Group Ltd. (Hong Kong)*(a)	523	7,217
Aviva PLC (United Kingdom)(a)	847	12,053
AXA SA (France)(a)	695	15,832
China Life Insurance Co. Ltd. (China)(a)	132	6,843
ING Groep NV (Netherlands)*(a)	1,459	18,048
Ping An Insurance Group Co. (China)(a)	317	6,555
Prudential PLC (United Kingdom)(a)	369	8,535
Sampo OYJ, Class A (Finland)(a)	693	11,227
Zurich Financial Services AG (Switzerland)*(a)	386	9,781
Total Insurance		106,155
Internet — 0.6%
Baidu, Inc.(China)*(a)	58	8,127
Tencent Holdings Ltd. (Cayman Islands)(a)	224	6,138
Total Internet		14,265
Iron/Steel — 2.3%
Cia Siderurgica Nacional SA (Brazil)(a)	929	11,576
Fortescue Metals Group Ltd. (Australia)(a)	489	16,797
Gerdau SA (Brazil)(a)	1,644	17,295
Mechel (Russia)(a)	634	15,146
Total Iron/Steel		60,814
Leisure Time — 0.3%
Carnival PLC (United Kingdom)(a)	199	7,729
Lodging — 2.0%
Galaxy Entertainment Group Ltd. (Hong Kong)*(a)	742	15,805
Genting Berhad (Malaysia)(a)	715	13,549
Sands China Ltd. (Cayman Islands)*(a)	471	12,693
Wynn Macau Ltd. (Cayman Islands)(a)	305	9,943
Total Lodging		51,990
Machinery – Construction & Mining — 1.5%
Atlas Copco AB, Class B (Sweden)(a)	480	11,338
Komatsu Ltd. (Japan)(a)	528	16,579
United Tractors Tbk PT (Indonesia)(a)	170	9,975
Total Machinery – Construction & Mining		37,892
Machinery – Diversified — 0.9%
Alstom SA (France)(a)	1,326	8,221
Metso OYJ (Finland)(a)	285	16,202
Total Machinery – Diversified		24,423

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Media — 0.9%
British Sky Broadcasting Group PLC (United Kingdom)(a)	184	$10,030
Grupo Televisa SA (Mexico)(a)	127	3,124
Naspers Ltd., Class N (South Africa)(a)	144	8,150
Reed Elsevier PLC (United Kingdom)(a)	60	2,189
Total Media		23,493
Metal Fabricate/Hardware — 1.5%
Assa Abloy AB (Sweden)(a)	674	9,038
SKF AB (Sweden)(a)	523	15,120
Tenaris SA (Luxembourg)(a)	296	13,536
Total Metal Fabricate/Hardware		37,694
Mining — 6.0%
Anglo American Platinum Ltd. (South Africa)(a)	349	5,420
Anglo American PLC (United Kingdom)(a)	697	17,320
AngloGold Ashanti Ltd. (South Africa)(a)	416	17,509
Antofagasta PLC (United Kingdom)(a)	360	16,074
BHP Billiton Ltd. (Australia)(a)	145	13,721
Cia de Minas Buenaventura SA (Peru)(a)	362	13,749
Newcrest Mining Ltd. (Australia)(a)	256	10,368
Norsk Hydro ASA (Norway)(a)	2,236	17,106
Rio Tinto PLC (United Kingdom)(a)	237	17,140
Sterlite Industries India Ltd. (India)(a)	831	12,507
Xstrata PLC (United Kingdom)(a)	3,552	15,629
Total Mining		156,543
Miscellaneous Manufacturing — 0.3%
FUJIFILM Holdings Corp. (Japan)(a)	168	5,247
Olympus Corp. (Japan)(a)	74	2,486
Total Miscellaneous Manufacturing		7,733
Office/Business Equipment — 0.5%
Ricoh Co. Ltd. (Japan)(a)	250	13,870
Oil & Gas — 7.3%
BG Group PLC (United Kingdom)(a)	83	9,483
BP PLC (United Kingdom)(a)	260	11,515
Cairn Energy PLC (United Kingdom)*(a)	382	5,058
China Petroleum & Chemical Corp. (China)(a)	70	7,101
CNOOC Ltd. (Hong Kong)(a)	53	12,504
Ecopetrol SA (Colombia)(a)	321	14,127
ENI SpA (Italy)(a)	280	13,314
Ensco PLC (United Kingdom)(a)	70	3,731
PetroChina Co. Ltd. (China)(a)	60	8,762

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Oil & Gas — 7.3% (continued)
Petroleo Brasileiro SA (Brazil)(a)	154	$5,214
PTT Exploration & Production PCL (Thailand)(a)	948	10,428
Repsol YPF SA (Spain)(a)	479	16,650
Royal Dutch Shell PLC (United Kingdom)(a)	221	15,720
Sasol Ltd. (South Africa)(a)	283	14,968
Statoil ASA (Norway)(a)	587	14,939
Total SA (France)(a)	195	11,279
Tullow Oil PLC (United Kingdom)(a)	1,680	16,649
Total Oil & Gas		191,442
Oil & Gas Services — 1.3%
China Oilfield Services Ltd. (China)(a)	151	5,497
Petrofac Ltd. (United Kingdom)(a)	673	8,063
Subsea 7 SA (Luxembourg)*(a)	556	14,300
Technip SA (France)(a)	251	6,739
Total Oil & Gas Services		34,599
Packaging & Containers — 0.2%
Amcor Ltd. (Australia)(a)	190	5,903
Pharmaceuticals — 1.3%
GlaxoSmithKline PLC (United Kingdom)(a)	182	7,808
Novo Nordisk A/S (Denmark)(a)	41	5,136
Roche Holding AG (Switzerland)(a)	129	5,413
Shire PLC (Channel Islands)(a)	70	6,595
Teva Pharmaceutical Industries Ltd. (Israel)(a)	204	9,837
Total Pharmaceuticals		34,789
Real Estate — 1.3%
CapitaLand Ltd. (Singapore)(a)	2,197	10,348
Cheung Kong Holdings Ltd. (Hong Kong)(a)	304	4,469
Hang Lung Properties Ltd. (Hong Kong)(a)	162	3,329
Henderson Land Development Co. Ltd. (Hong Kong)(a)	783	5,027
Sun Hung Kai Properties Ltd. (Hong Kong)(a)	820	11,972
Total Real Estate		35,145
Retail — 2.5%
Aeon Co. Ltd. (Japan)(a)	571	6,881
Belle International Holdings Ltd. (Cayman Islands)(a)	67	7,120
Cie Financiere Richemont SA (Switzerland)(a)	1,599	10,505
Inditex SA (Spain)(a)	196	3,554
Kingfisher PLC (United Kingdom)(a)	1,308	11,197
Marks & Spencer Group PLC (United Kingdom) (a)	461	5,320
Swatch Group AG (The) (Switzerland)(a)	356	9,067

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Retail — 2.5% (continued)
Wal-Mart de Mexico SAB de CV (Mexico)(a)	168	$5,001
Wesfarmers Ltd. (Australia)(a)	412	7,074
Total Retail		65,719
Semiconductors — 1.9%
ASML Holding NV (Netherlands)	418	15,449
Infineon Technologies AG (Germany)(a)	1,031	11,599
STMicroelectronics NV (Netherlands)	1,186	11,813
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	850	10,718
Total Semiconductors		49,579
Software — 0.6%
Amadeus IT Holding SA (Spain)*(a)	609	12,635
Dassault Systemes SA (France)(a)	38	3,253
Total Software		15,888
Telecommunications — 4.4%
Alcatel-Lucent (France)*(a)	634	3,658
America Movil SAB de CV, Series L (Mexico)(a)	51	2,748
BT Group PLC (United Kingdom)(a)	176	5,755
China Telecom Corp. Ltd. (China)(a)	56	3,665
China Unicom Hong Kong Ltd. (Hong Kong)(a)	241	4,885
KDDI Corp. (Japan)(a)	89	6,427
Mobile Telesystems OJSC (Russia)(a)	178	3,386
MTN Group Ltd. (South Africa)(a)	488	10,443
Softbank Corp. (Japan)(a)	807	15,236
Telefonaktiebolaget LM Ericsson (Sweden)(a)	757	10,886
Telekomunikasi Indonesia Tbk PT (Indonesia)(a)	121	4,174
Telenor ASA (Norway)(a)	233	11,487
Telstra Corp. Ltd. (Australia)(a)	291	4,542
Tim Participacoes SA (Brazil)(a)	128	6,299
Turkcell Iletisim Hizmetleri AS (Turkey)*(a)	140	1,897
VimpelCom Ltd. (Bermuda)(a)	1,110	14,164
Vivendi SA (France)(a)	230	6,424
Total Telecommunications		116,076
Textiles — 0.2%
Toray Industries, Inc. (Japan)(a)	80	5,864
Toys/Games/Hobbies — 0.5%
Nintendo Co. Ltd. (Japan)(a)	608	14,166
Transportation — 0.8%
Central Japan Railway Co. (Japan)(a)	307	2,410
Deutsche Post AG (Germany)(a)	686	13,213
East Japan Railway Co. (Japan)(a)	416	3,985

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2011

Investments	Shares	Value
Transportation — 0.8% (continued)
Total Transportation		$19,608
Water — 0.5%
Suez Environnement Co. (France)(a)	896	9,022
Veolia Environnement SA (France)(a)	126	3,571
Total Water		12,593
Total Common Stocks (Cost $2,478,415)		2,582,044
MONEY MARKET FUND — 11.2%
Fidelity Institutional Money Market Prime (Cost $292,182)	292,182	292,182
Total Investments — 109.8% (Cost $2,770,597)		2,874,226
Liabilities in Excess of Other Assets — (9.8%)		(257,139)
Net Assets — 100.0%		$2,617,087

*	Non-income producing security
(a)	American Depository Receipt

SUMMARY OF SCHEDULE OF INVESTMENTS

Advertising	0.5%
Aerospace/Defense	0.5
Agriculture	0.3
Airlines	2.6
Apparel	0.4
Auto Manufacturers	2.4
Auto Parts & Equipment	1.6
Banks	16.1
Beverages	1.9
Biotechnology	0.2
Building Material	1.3
Chemicals	1.9
Coal	0.4
Commercial Services	1.1
Computers	0.9
Distribution/Wholesale	3.7
Diversified Financial Services	3.3
Electric	3.4
Electrical Components & Equipment	1.1

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

Electronics	1.9
Engineering & Construction	1.5
Food	3.3
Food Service	0.2
Forest Products & Paper	1.1
Gas	0.6
Hand/Machine Tools	0.3
Healthcare – Products	0.2
Holding Companies – Diversified	1.5
Home Furnishings	0.7
Insurance	4.1
Internet	0.6
Iron/Steel	2.3
Leisure Time	0.3
Lodging	2.0
Machinery – Construction & Mining	1.5
Machinery – Diversified	0.9
Media	0.9
Metal Fabricate/Hardware	1.5
Mining	6.0
Miscellaneous Manufacturing	0.3
Office/Business Equipment	0.5
Oil & Gas	7.3
Oil & Gas Services	1.3
Packaging & Containers	0.2
Pharmaceuticals	1.3
Real Estate	1.3
Retail	2.5
Semiconductors	1.9
Software	0.6
Telecommunications	4.4
Textiles	0.2
Toys/Games/Hobbies	0.5
Transportation	0.8
Water	0.5
Money Market Fund	11.2
Total Investments	109.8
Liabilities in Excess of Other Assets	(9.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 95.2%
Asset Allocation Fund — 4.1%
SPDR Barclays Capital Convertible Securities ETF	2,484	$103,036
Debt Fund — 87.0%
iShares iBoxx $ High Yield Corporate Bond Fund	3,700	337,847
iShares iBoxx $ Investment Grade Corporate Bond Fund	4,060	447,128
PIMCO 1 – 5 Year US TIPS Index Fund	1,860	99,157
PowerShares Build America Bond Portfolio	3,748	97,410
PowerShares Emerging Markets Sovereign Debt Portfolio	3,720	100,775
PowerShares Insured National Municipal Bond Portfolio	3,224	74,765
PowerShares International Corporate Bond Portfolio	7,064	201,112
SPDR DB International Government Inflation-Protected Bond ETF	1,220	75,542
Vanguard Intermediate-Term Government Bond ETF	1,984	123,306
Vanguard Long-Term Government Bond ETF	1,596	96,462
Vanguard Mortgage-Backed Securities ETF	6,832	348,637
Vanguard Short-Term Bond ETF	924	74,872
Vanguard Short-Term Government Bond ETF	1,640	99,827
Total Debt Fund		2,176,840
Equity Fund — 4.1%
PowerShares Financial Preferred Portfolio	5,672	102,266
Total Investments — 95.2% (Cost $2,382,264)		2,382,142
Other Assets in Excess of Liabilities — 4.8%		118,885
Net Assets — 100.0%		$2,501,027

ETF	— Exchange Traded Fund
TIPS	— Treasury Inflation Protection Security

SUMMARY OF SCHEDULE OF INVESTMENTS

Asset Allocation	4.1%
Debt Fund	87.0
Equity Fund	4.1
Total Investments	95.2
Other Assets in Excess of Liabilities	4.8
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2011

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 85.9%
Commodity Fund — 4.5%
PowerShares DB Commodity Index Tracking Fund*	3,920	$113,523
Debt Fund — 56.7%
iShares Barclays 1 – 3 Year Treasury Bond Fund	1,349	113,721
iShares Barclays 3 – 7 Year Treasury Bond Fund	1,016	118,973
iShares Barclays 7 – 10 Year Treasury Bond Fund	1,236	118,483
iShares Barclays 20+ Year Treasury Bond Fund	1,236	116,307
iShares Barclays Aggregate Bond Fund	1,116	119,044
iShares Barclays TIPS Bond Fund	2,160	238,982
SPDR Barclays Capital TIPS ETF	4,368	239,061
Vanguard Intermediate-Term Bond ETF	1,416	118,873
Vanguard Short-Term Bond ETF	1,464	118,628
Vanguard Total Bond Market ETF	1,468	119,143
Total Debt Fund		1,421,215
Equity Fund — 24.7%
iShares S&P MidCap 400 Growth Index Fund	1,124	124,708
iShares S&P MidCap 400 Index Fund	1,228	119,975
iShares S&P SmallCap 600 Index Fund	1,712	125,524
iShares S&P SmallCap 600/BARRA Growth Index Fund	1,560	125,471
Rydex S&P Equal Weight ETF	2,440	123,513
Total Equity Fund		619,191
Total Exchange Traded Funds (Cost $2,144,526)		2,153,929
MONEY MARKET FUND — 14.1%
Dreyfus Institutional Reserves Treasury Fund (Cost $352,766)	352,766	352,766
Total Investments — 100.0% (Cost $2,497,292)		2,506,695
Liabilities in Excess of Other Assets — 0.0%		(740)
Net Assets — 100.0%		$2,505,955

ETF	— Exchange Traded Fund
TIPS	— Treasury Inflation Protection Security
*	Non-income producing security

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments (continued)

SUMMARY OF SCHEDULE OF INVESTMENTS

Commodity Fund	4.5%
Debt Fund	56.7
Equity Fund	24.7
Money Market Fund	14.1
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0
Net Assets	100.0%

See accompanying Notes to Financial Statements.

(This page intentionally left blank.)

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2011

	DENT Tactical ETF	Mars Hill Global Relative Value ETF	Cambria Global Tactical ETF
ASSETS
Investments, at Market Value:
Corporate Bonds (Cost $—, $—, $—, $—, $34,794,033, $—, $—, $— $—, and $—)	$—	—	—
Exchange Traded Funds (Cost $6,520,533, $9,648,373, $161,704,594, $—, $—, $—, $—, $—, $2,382,264 and $2,144,526)	6,633,935	9,552,860	163,950,749
Foreign Bonds (Cost $—, $—, $—, $—, $4,727,565, $—, $—, $—, $—, and $—)	—	—	—
Common Stock (Cost $—, $—, $—, $7,336,160, $—, $—, $2,509,420, $2,478,415, $— and $—)	—	—	—
Money Market Instruments (Cost $10,373,070, $—, $20,732,978, $260,216, $577,251, $24,442,334, $—, $292,182, $— and $352,766)	10,373,070	—	20,732,978
Total Investments (Cost $16,893,603, $9,648,373, $182,437,572, $7,596,376, $40,098,849, $24,442,334, $2,509,420, $2,770,597, $2,382,264 and $2,497,292)	17,007,005	9,552,860	184,683,727
Cash	—	155,882	—
Cash collateral held at brokers	—	7,565,502	—
Receivable from Securities Sold	—	—	18,720,673
Receivable from Swap Contract Closed	—	2,098,532	—
Capital Shares Receivable	—	—	—
Interest Receivable	73	—	4,652
Dividend Receivable	—	—	—
Reclaim Receivable	—	—	—
Due from Investment Advisor	11,690	—	—
Deferred Offering	—	13,788	20,784
Prepaid Expenses	10,043	69,910	6,732
Total Assets	17,028,811	19,456,474	203,436,568
LIABILITIES
Due to Custodian	—	—	—
Securities Sold, Not Yet Purchased (Proceeds Received $—, $7,121,830, $—, $—, $—, $44,504,190, $—, $—, $— and $—)	—	7,317,924	—
Equity swaps at Value (Proceeds Received $—, $2,098,532, $—, $—, $—, $—, $—, $—, $— and $—)	—	2,638,913	—
Advisory Payable	—	4,421	127,286
Payable for Securities Purchased	—	—	24,436,798
Dividend Payable	—	86,412	—
Interest Payable	—	—	—
Accrued Expenses	16,285	23,404	35,912
Total Liabilities	16,285	10,071,074	24,599,996
NET ASSETS	$17,012,526	9,385,400	178,836,572
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$17,109,764	14,797,560	180,072,358
Undistributed Net Investment Income (Loss)	(210,640)	—	472,283
Accumulated Net Gain (Loss) on Investments	—	(4,580,172)	(3,954,224)
Unrealized Appreciation (Depreciation) on Investments	113,402	(831,988)	2,246,155
NET ASSETS	$17,012,526	9,385,400	178,836,572
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	830,000	450,000	6,900,000
Net Asset Value (NAV) Per Share	$20.50	20.86	25.92

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2011

	WCM/ BNY Mellon Focused Growth ADR ETF	Peritus High Yield ETF	Active Bear ETF	Madrona Domestic ETF	Madrona International ETF	Madrona Global Bond ETF	Meidell Tactical Advantage ETF
ASSETS
Investments, at Market Value:
Corporate Bonds (Cost $—, $—, $—, $—, $34,794,033, $—, $—, $— $—, and $—)	—	34,490,566	—	—	—	—	—
Exchange Traded Funds (Cost $6,520,533, $9,648,373, $161,704,594, $—, $—, $—, $—, $—, $2,382,264 and $2,144,526)	—	—	—	—	—	2,382,142	2,153,929
Foreign Bonds (Cost $—, $—, $—, $—, $4,727,565, $—, $—, $—, $—, and $—)	—	4,605,481	—	—	—	—	—
Common Stock (Cost $—, $—, $—, $7,336,160, $—, $—, $2,509,420, $2,478,415, $— and $—)	8,308,540	—	—	2,615,825	2,582,044	—	—
Money Market Instruments (Cost $10,373,070, $—, $20,732,978, $260,216, $577,251, $24,442,334, $—, $292,182, $— and $352,766)	260,216	577,251	24,442,334	—	292,182	—	352,766
Total Investments (Cost $16,893,603, $9,648,373, $182,437,572, $7,596,376, $40,098,849, $24,442,334, $2,509,420, $2,770,597, $2,382,264 and $2,497,292)	8,568,756	39,673,298	24,442,334	2,615,825	2,874,226	2,382,142	2,506,695
Cash	1,418	—	21,244,146	—	—	—	—
Cash collateral held at brokers	—	—	45,660,105	—	—	—	—
Receivable from Securities Sold	—	736,900	937,714	2,338	496,092	—	—
Receivable from Swap Contract Closed	—	—	—	—	—	—	—
Capital Shares Receivable	—	2,579,386	2,854,801	—	—	200,547	—
Interest Receivable	25	886,636	—	—	—	1,801	—
Dividend Receivable	14,480	—	—	1,024	1,669	—	—
Reclaim Receivable	4,364	—	—	—	—	—	—
Due from Investment Advisor	—	—	—	5,066	5,068	2,781	6,114
Deferred Offering	6,532	22,305	32,147	—	—	—	—
Prepaid Expenses	74,370	209	—	—	—	—	—
Total Assets	8,669,945	43,898,734	95,171,247	2,624,253	3,377,055	2,587,271	2,512,809
LIABILITIES
Due to Custodian	—	—	—	11,758	—	7,598	—
Securities Sold, Not Yet Purchased (Proceeds Received $—, $7,121,830, $—, $—, $—, $44,504,190, $—, $—, $— and $—)	—	—	44,120,349	—	—	—	—
Equity swaps at Value (Proceeds Received $—, $2,098,532, $—, $—, $—, $—, $—, $—, $— and $—)	—	—	—	—	—	—	—
Advisory Payable	951	34,501	48,244	—	—	—	—
Payable for Securities Purchased	—	—	502,135	—	754,021	75,213	—
Dividend Payable	—	—	28,557	—	—	—	—
Interest Payable	—	—	40,542	—	—	—	—
Accrued Expenses	18,391	13,675	42,086	5,933	5,947	3,433	6,854
Total Liabilities	19,342	48,176	44,781,913	17,691	759,968	86,244	6,854
NET ASSETS	8,650,603	43,850,558	50,389,334	2,606,562	2,617,087	2,501,027	2,505,955
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	7,706,775	43,583,424	53,770,573	2,500,000	2,500,000	2,500,000	2,499,180
Undistributed Net Investment Income (Loss)	14,402	94,853	—	157	790	1,149	1,366
Accumulated Net Gain (Loss) on Investments	(42,954)	597,832	(3,765,080)	—	12,669	—	(3,994)
Unrealized Appreciation (Depreciation) on Investments	972,380	(425,551)	383,841	106,405	103,628	(122)	9,403
NET ASSETS	8,650,603	43,850,558	50,389,334	2,606,562	2,617,087	2,501,027	2,505,955
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	275,000	850,000	2,225,000	100,000	100,000	100,000	100,000
Net Asset Value (NAV) Per Share	31.46	51.59	22.65	26.07	26.17	25.01	25.06

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2011

	DENT Tactical ETF	Mars Hill Global Relative Value ETF(1)	Cambria Global Tactical ETF(2)
INVESTMENT INCOME
Dividend Income (net of $—, $—, $—, $14,188, $—, $—, $264, $— and $—)	$90,625	89,395	1,767,633
Interest Income	3,584	4	5,569
Total Investment Income	$94,209	89,399	1,773,202
EXPENSES
Advisory Fees	$203,466	409,989	644,106
Interest on Securities Sold Short	—	490,033	—
Dividend Expense	—	—	—
Organizational Fees	1,500	—	—
Offering Fees	98,675	11,113	16,423
Professional Fees	108,789	46,822	22,012
Insurance Fees	7,709	4,872	4,757
Transfer Agent Fees	2,659	3,348	5,368
Pricing Fees	6,000	5,869	4,077
Trustee Fees	1,011	1,467	2,718
Exchange Listing Fees	5,000	4,891	8,067
Custody Fees	3,107	6,770	8,766
Report to Shareholders	20,999	9,342	15,178
Accounting & Administration Fees	21,680	15,953	12,061
Licensing Fees	—	—	—
Miscellaneous Fees	2,693	1,810	—
Total Expenses	483,288	1,012,279	743,533
Advisory Fees Waived/Recoupment	(164,643)	(66,702)	(9,250)
Expense Reimbursement	—	—	—
Net Expenses	$318,645	945,577	734,283
Net Investment Income (Loss)	$(224,436)	(856,178)	1,038,919
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	1,712,247	5,789,726	(4,599,893)
In-Kind Redemptions	533,599	1,310,350	3,386,422
Swaps	—	(2,790,860)	—
Short Sales	—	(5,357,420)	—
Futures	—	(1,672,888)	—
Options	—	—	(92,220)
Net Unrealized Appreciation (Depreciation) on:
Investments	164,517	(95,513)	2,246,155
Swaps	—	(540,381)	—
Short Sales	—	(196,094)	—
Net Realized and Unrealized Gain (Loss)	2,410,363	(3,553,080)	940,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,185,927	(4,409,258)	1,979,383

(1)	Represents the period July 9, 2010 (commencement of operations) to June 30, 2011.
(2)	Represents the period October 26, 2010 (commencement of operations) to June 30, 2011.
(3)	Represents the period July 21, 2010 (commencement of operations) to June 30, 2011.
(4)	Represents the period December 1, 2010 (commencement of operations) to June 30, 2011.
(5)	Represents the period January 27, 2011 (commencement of operations) to June 30, 2011.
(6)	Represents the period June 21, 2011 (commencement of operations) to June 30, 2011.
(7)	Represents the period June 23, 2011 (commencement of operations) to June 30, 2011.

ADVISORSHARES TRUST
Statements of Operations

Period Ended June 30, 2011

	WCM/ BNY Mellon Focused Growth ADR ETF(3)	Peritus High Yield ETF(4)	Active Bear ETF(5)	Madrona Domestic ETF(6)	Madrona International ETF(6)	Madrona Global Bond ETF(6)	Meidell Tactical Advantage ETF(7)
INVESTMENT INCOME
Dividend Income (net of $—, $—, $—, $14,188, $—, $—, $264, $— and $—)	117,085	—	—	1,024	1,655	1,801	1,286
Interest Income	68	1,295,345	654	—	—	—	—
Total Investment Income	117,153	1,295,345	654	1,024	1,655	1,801	1,286
EXPENSES
Advisory Fees	113,881	161,123	244,709	1,667	1,667	1,667	658
Interest on Securities Sold Short	—	—	95,031	—	—	—	—
Dividend Expense	—	—	117,184	—	—	—	—
Organizational Fees	—	—	—	—	—	—	—
Offering Fees	6,366	6,360	18,248	—	—	—	820
Professional Fees	53,555	38,023	20,420	3,183	3,183	3,183	3,374
Insurance Fees	1,645	1,743	2,973	57	57	57	65
Transfer Agent Fees	497	1,098	1,235	5	5	5	4
Pricing Fees	5,672	5,713	2,548	164	164	164	131
Trustee Fees	1,418	2,324	1,699	109	109	109	87
Exchange Listing Fees	4,726	4,357	5,042	273	273	273	260
Custody Fees	1,915	1,970	3,358	142	142	142	113
Report to Shareholders	8,356	5,275	6,066	2,000	2,000	2,000	2,000
Accounting & Administration Fees	2,653	3,268	6,587	—	—	—	—
Licensing Fees	839	—	—	—	—	—	—
Miscellaneous Fees	—	—	—	—	—	—	—
Total Expenses	201,523	231,254	525,100	7,600	7,600	7,600	7,512
Advisory Fees Waived/Recoupment	(113,881)	(33,512)	(15,251)	(1,667)	(1,667)	(1,667)	(658)
Expense Reimbursement	(4,754)	—	—	(5,066)	(5,068)	(5,281)	(6,114)
Net Expenses	82,888	197,742	509,849	867	865	652	740
Net Investment Income (Loss)	34,265	1,097,603	(509,195)	157	790	1,149	546
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(44,443)	597,832	—	—	12,669	—	(3,994)
In-Kind Redemptions	235,815	—	—	—	—	—	—
Swaps	—	—	—	—	—	—	—
Short Sales	—	—	(3,765,080)	—	—	—	—
Futures	—	—	—	—	—	—	—
Options	—	—	—	—	—	—	—
Net Unrealized Appreciation (Depreciation) on:
Investments	972,380	(425,551)	—	106,405	103,628	(122)	9,403
Swaps	—	—	—	—	—	—	—
Short Sales	—	—	383,841	—	—	—	—
Net Realized and Unrealized Gain (Loss)	1,163,752	172,281	(3,381,239)	106,405	116,297	(122)	5,409
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,198,017	1,269,884	(3,890,434)	106,562	117,087	1,027	5,955

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	DENT Tactical ETF		Mars Hill Global Relative Value ETF	Cambria Global Tactical ETF
	Year ended June 30, 2011	For the period September 16, 2009* to June 30, 2010	For the period July 9, 2010* to June 30, 2011	For the period October 26, 2010* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(224,436)	95,608	(856,178)	1,038,919
Net Realized Gain (Loss) on Investment Transactions	2,245,846	(1,730,919)	(2,721,092)	(1,305,691)
Net Unrealized Appreciation (Depreciation) on Investment Transactions	164,517	(51,115)	(831,988)	2,246,155
Net Increase (Decrease) In Net Assets Resulting From Operations	2,185,927	(1,686,426)	(4,409,258)	1,979,383
DISTRIBUTION TO SHAREHOLDERS
Net Investment Income	(32,743)	(238,701)	—	(577,538)
Total Distributions	(32,743)	(238,701)	—	(577,538)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,107,681	27,955,825	53,672,974	244,207,308
Value of Shares Redeemed	(12,068,621)	(4,210,416)	(39,878,316)	(66,772,581)
Net Increase (Decrease) From Capital Stock Transactions	(6,960,940)	23,745,409	13,794,658	177,434,727
Net Increase (Decrease) in Net Assets	(4,807,756)	21,820,282	9,385,400	178,836,572
Net Assets:
Beginning of Period	21,820,282	—	—	—
End of Period	$17,012,526	21,820,282	9,385,400	178,836,572
Net Investment Income (Loss)	$(210,640)	$(93,793)	$—	$472,283
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	1,160,000	—	—	—
Shares Sold	260,000	1,380,000	2,150,000	9,450,000
Shares Redeemed	(590,000)	(220,000)	(1,700,000)	(2,550,000)
End of Period	830,000	1,160,000	450,000	6,900,000

*	Commencement of operations.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	WCM/ BNYMellon Focused Growth ADR ETF	Peritus High Yield ETF	Active Bear ETF	Madrona Domestic ETF	Madrona International ETF	Madrona Global Bond ETF	Meidell Tactical Advantage ETF
	For the period July 21, 2010* to June 30, 2011	For the period December 1, 2010* to June 30, 2011	For the period January 27, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 23, 2011* to June 30, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	34,265	1,097,603	(509,195)	157	790	1,149	546
Net Realized Gain (Loss) on Investment Transactions	191,372	597,832	(3,765,080)	—	12,669	—	(3,994)
Net Unrealized Appreciation (Depreciation) on Investment Transactions	972,380	(425,551)	383,841	106,405	103,628	(122)	9,403
Net Increase (Decrease) In Net Assets Resulting From Operations	1,198,017	1,269,884	(3,890,434)	106,562	117,087	1,027	5,955
DISTRIBUTION TO SHAREHOLDERS
Net Investment Income	(24,332)	(1,009,110)	—	—	—	—	—
Total Distributions	(24,332)	(1,009,110)	—	—	—	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	9,578,612	46,184,231	64,290,026	2,500,000	2,500,000	2,500,000	2,500,000
Value of Shares Redeemed	(2,101,694)	(2,594,447)	(10,010,258)	—	—	—	—
Net Increase (Decrease) From Capital Stock Transactions	7,476,918	43,589,784	54,279,768	2,500,000	2,500,000	2,500,000	2,500,000
Net Increase (Decrease) in Net Assets	8,650,603	43,850,558	50,389,334	2,606,562	2,617,087	2,501,027	2,505,955
Net Assets:
Beginning of Period	—	—	—	—	—	—	—
End of Period	8,650,603	43,850,558	50,389,334	2,606,562	2,617,087	2,501,027	2,505,955
Net Investment Income (Loss)	$14,402	$94,853	$—	$157	$790	$1,149	$1,366
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	—	—	—	—	—	—	—
Shares Sold	350,000	900,000	2,650,000	100,000	100,000	100,000	100,000
Shares Redeemed	(75,000)	(50,000)	(425,000)	—	—	—	—
End of Period	275,000	850,000	2,225,000	100,000	100,000	100,000	100,000

*	Commencement of operations.

ADVISORSHARES TRUST
Statements of Cash Flows

	Mars Hill Global Relative Value ETF	Active Bear ETF
	For the period July 9, 2010* to June 30, 2011	For the period January 27, 2011* to June 30, 2011
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$89,399	$29,211
Operating expenses paid	(497,629)	(324,488)
Net purchases of short-term investments	—	(24,442,334)
Realized loss on swaps contracts	(2,790,860)	—
Realized loss on futures contracts	(1,672,888)	—
Purchases of long-term investments	(267,522,677)	—
Proceeds from disposition of long-term investments	266,096,617	—
Increase in receivable for securities sold	—	(937,714)
Increase in payables for securities purchased	—	502,135
Net increase in short sales	642,173	40,739,110
Dividend Paid	86,412	—
Interest Paid	(490,033)	(54,489)
Net Cash Provided (Used) By Operating Activities	(6,059,486)	15,511,431
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Proceeds from sale of shares	13,794,658	51,424,967
Deposits with brokers for swap contracts and short sales	(7,565,502)	(45,660,105)
Offering costs paid	(13,788)	(32,147)
Net Cash Flows Provided By Financing Activities	6,215,368	5,732,715
NET INCREASE IN CASH	155,882	21,244,146
Cash, Beginning of period	—	—
Cash, End of Period	$155,882	$21,244,146
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(4,409,258)	$(3,890,434)
Decrease in investments, at value	403,977	19,678,015
Increase in payable for securities purchased	—	502,135
Increase in receivable for securities sold	—	(937,714)
Increase in proceeds for swaps contracts	(2,098,532)	—
Increase in prepaid expense	(69,910)	—
Increase in interest payable	—	40,542
Increase in dividend payable	86,412	28,557
Increase in accrued expenses	27,825	90,330
Total Adjustments	(1,650,228)	19,401,865
Net Cash Flows Provided (Used) By Operating Activities	$(6,059,486)	$15,511,431

*	Commencement of operations.

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ADVISORSHARES TRUST
Financial Highlights

	DENT Tactical ETF		Mars Hill Global Relative Value ETF	Cambria Global Tactical ETF
	Year ended June 30, 2011	For the period September 16, 2009* to June 30, 2010	For the period July 9, 2010* to June 30, 2011	For the period October 26, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$18.81	$20.00	$25.00	$25.10
Investment Operations
Net Investment Income (Loss)(1)	(0.21)	0.08	(0.67)	0.25
Net Realized and Unrealized Gain (Loss) on Investments .	1.93	(1.06)	(3.47)	0.79
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	1.72	(0.98)	(4.14)	1.04
Distribution from Net Investment Income	(0.03)	(0.21)	—	(0.22)
Net Asset Value, End of Period	$20.50	$18.81	$20.86	$25.92
Market Value, End of Period	$20.48	$18.80	$20.86	$25.93
Total Return
Total Investment Return Based on Net Asset Value(2)	9.14%	(4.95)%	(16.56)%	4.17%
Total Investment Return Based on Market(2)	9.10%	(4.92)%	(16.56)%	4.20%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$17,013	$21,820	$9,385	$178,837
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.49%	1.50%	3.11%	1.02%
Expenses, prior to expense waivers and reimbursements(3)	2.26%	2.45%	3.33%	1.04%
Net Investment Income (Loss)(3)	(1.05)%	0.51%	(2.82)%	1.45%
Portfolio Turnover Rate(4)	456%	501%	751%	187%

*	Commencement of operations.
(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.
(3)	Annualized.
(4)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

ADVISORSHARES TRUST
Financial Highlights

	WCM/ BNY Mellon Focused Growth ADR ETF	Peritus High Yield ETF	Active Bear ETF	Madrona Domestic ETF	Madrona International ETF	Madrona Global Bond ETF	Meidell Tactical Advantage ETF
	For the period July 21, 2010* to June 30, 2011	For the period December 1, 2010* to June 30, 2011	For the period January 27, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 21, 2011* to June 30, 2011	For the period June 23, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.00	$50.00	$25.00	$25.00	$25.00	$25.00	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.15	2.25	(0.30)	0.00	0.01	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	6.40	1.30	(2.05)	1.07	1.16	—	0.05
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	6.55	3.55	(2.35)	1.07	1.17	0.01	0.06
Distribution from Net Investment Income	(0.09)	(1.96)	—	—	—	—	—
Net Asset Value, End of Period	$31.46	$51.59	$22.65	$26.07	$26.17	$25.01	$25.06
Market Value, End of Period	$31.58	$51.87	$22.65	$26.07	$26.18	$25.02	$25.07
Total Return
Total Investment Return Based on Net Asset Value(2)	26.21%	7.16%	(9.40)%	4.28%	4.68%	0.04%	0.24%
Total Investment Return Based on Market(2)	26.69%	7.73%	(9.40)%	4.28%	4.72%	0.08%	0.28%
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted)	$8,651	$43,851	$50,389	$2,607	$2,617	$2,501	$2,506
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(3)	1.25%	1.34%	3.07%	1.25%	1.25%	0.95%	1.35%
Expenses, prior to expense waivers and reimbursements(3)	3.04%	1.57%	3.16%	10.96%	10.99%	11.08%	13.70%
Net Investment Income (Loss)(1)	0.52%	7.47%	(3.07)%	0.23%	1.14%	1.68%	1.00%
Portfolio Turnover Rate(4)	34%	81%	635%	0%	19%	0%	5%

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 10 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
DENT Tactical ETF	DENT	September 16, 2009
Mars Hill Global Relative Value ETF	GRV	July 9, 2010
Cambria Global Tactical ETF	GTAA	October 26, 2010
WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010
Peritus High Yield ETF	HYLD	December 1, 2010
Active Bear ETF	HDGE	January 27, 2011
Madrona Domestic ETF	FWDD	June 21, 2011
Madrona International ETF	FWDI	June 21, 2011
Madrona Global Bond ETF	FWDB	June 21, 2011
Meidell Tactical Advantage ETF	MATH	June, 23, 2011

The DENT Tactical ETF seeks long term capital growth of capital by investing primarily in other exchange-traded funds (the “Underlying ETFs”).

Mars Hill Global Relative Value ETF seeks average annual returns in excess of the MSCI World Index by investing in both long and short positions in Underlying ETFs that offer diversified exposure to global regions. The Fund may also use derivatives tied to the broad market indices when establishing net long and net short exposure on top of the core long/short portfolio.

Cambria Global Tactical ETF seeks to preserve and grow capital by investing primarily in other Underlying ETFs that offer diversified exposure to global regions, countries, styles or sectors and exchange-traded products.

WCM/BNY Mellon Focused ADR ETF seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

Peritus High Yield ETF seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

Active Bear ETF seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

Madrona Domestic ETF seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

1. Organization - (continued)

Madrona International ETF seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. It’s portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

Madrona Global Bond ETF seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. FWDB is sub-advised by Madrona Funds, LLC (Portfolio Manager). The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

Meidell Tactical Advantage ETF seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and expenses are recognized on the accrual basis.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

2. Summary of Significant Accounting Policies - (continued)

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Equity Swaps

The DENT Tactical ETF, the Mars Hills Global Relative ETF and the Cambria Global Tactical ETF Funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Funds’ risk of loss consist of the net amount of payments that the Funds are contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Short Sales

The Mars Hills Global Relative Value ETF, the Cambria Global Tactical ETF and the Active Bear ETF Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

2. Summary of Significant Accounting Policies - (continued)

amounts of income or fees paid by Mars Hill Global Relative Value and Active Bear are $490,033 and $95,031, respectively, which are included as interest income in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Each Fund may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. The Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as `marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Options

The Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

2. Summary of Significant Accounting Policies - (continued)

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Money Market Investments

The Dent Tactical ETF Fund invests a significant amount (61.0% as of June 30, 2011) in the Goldman Sachs Money Market Fund (“FSMXX”). FSMXX intends to invest in “Tier One” securities, including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, other high-quality U.S. money market securities, high-quality commercial paper and other short-term obligations of U.S. and foreign companies payable in U.S. dollars, and repurchase agreements relating to these securities.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an Investment Advisory Agreement with AdvisorShares Investments, LLC (the “Advisor”). The Advisor acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund. Pursuant to the Advisory Agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and such fees do not include breakpoints. From time to time, the Advisor may waive all or a portion of its fee.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

3. Investment Advisory Agreement and Other Agreements - (continued)

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
DENT Tactical ETF	0.95%
Mars Hills Global Relative Value ETF	1.35%
Cambria Global Tactical ETF	0.90%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%*
Peritus High Yield ETF	1.10%
Active Bear ETF	1.50%
Madrona Domestic ETF	0.80%**
Madrona International ETF	0.80%**
Madrona Global Bond ETF	0.50%**
Meidell Tactical Advantage ETF	1.20%***

*	Subject to minimum fee of $10,000 per month.
**	Subject to minimum fee of $5,000 per month.
***	Subject to minimum fee of $5,000 per month for months 7 – 12 and $10,000 thereafter.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) between the sub-advisor and the Advisor, the sub-advisor receives an annual fee equal to the average daily net assets of the Fund.

H.S. Dent Investment Management, LLC. serves as investment sub-advisor to DENT Tactical ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.40%
$100,000,001 – $250,000,000	0.45%
$250,000,001 – $500,000,000	0.50%
$500,000,001 – $1,000,000,000	0.55%
$1,000,000,001 +	0.60%

Mars Hill Partner, LLC. serves as investment sub-advisor to Mars Hill Global Relative Valuel ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $100,000,000	0.90%
$100,000,001 – $400,000,000	0.95%
$500,000,001 +	1.00%

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

3. Investment Advisory Agreement and Other Agreements - (continued)

Cambria Investment Management, Inc. serves as investment sub-advisor to Cambria Global Tactical ETF. They receive a sub-advisory fee at an annual fee equal to the average daily net assets of the Fund as follows:

AUM Schedule	Rate
$0 – $250,000,000	0.45%
$250,000,001 – $750,000,000	0.40%
$750,000,001 – $4,000,000,000	0.35%
$4,000,000,001 +	0.30%

WCM Investment Management serves as the investment sub-advisor to WCM/BNY Mellon Focused Growth ADR ETF. They receive a sub-advisory fee at an annual fee of 0.25% based on the average daily net assets.

Peritus Asset I Management, LLC serves as the investment sub-advisor to Peritus High Yield ETF. They receive a sub-advisory fee at an annual fee of 0.75% based on the average daily net assets.

Ranger Alternative Management LP, serves as investment sub-advisor to Active Bear ETF. They receive a sub-advisory fee at an annual fee of 1.00% based on the average daily net assets.

Madrona Funds LLC serves as investment sub-advisor to Madrona Domestic ETF, Madrona International ETF and Madrona Global Bond ETF. They receive a sub-advisor fee at an annual rate based on the average daily net assets.

Fund	Rate
Madrona Domestic ETF	0.40%
Madrona International ETF	0.40%
Madrona Global Bond ETF	0.25%

American Wealth Management serves as investment sub-advisor to Meidell Tactical Advantage ETF. They receive a sub-advisory fee at an annual fee of 0.70% based on the average daily net assets.

From time to time, each sub-adviser may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the period ended June 30, 2011 were as follows:

Fund:	Rate:
DENT Tactical ETF	1.50%
Mars Hills Global Relative Value ETF	1.50%
Cambria Global Tactical ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%
Peritus High Yield ETF	1.35%
Active Bear ETF	1.85%

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

3. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Rate:
Madrona Domestic ETF	1.25%
Madrona International ETF	1.25%
Madrona Global Bond ETF	0.95%
Meidell Tactical Advantage ETF	1.35%

For the period ended June 30, 2011, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

Fund:	Expenses Reimbursed:	Recoupment Amount:	Recoupment Expiration:
DENT Tactical ETF	$176,554	$176,554	6/30/2013
	164,643	164,643	6/30/2014
Mars Hill Global Relative Value ETF	66,702	66,702	6/30/2014
Cambria Global Tactical ETF	9,250	9,250	6/30/2014
WCM/BNY Mellon Focused Growth ADR ETF	118,635	118,635	6/30/2014
Peritus High Yield ETF	33,512	33,512	6/30/2014
Active Bear ETF	15,251	15,251	6/30/2014
Madrona Domestic ETF	6,733	6,733	6/30/2014
Madrona International ETF	6,735	6,735	6/30/2014
Madrona Global Bond ETF	6,948	6,948	6/30/2014
Meidell Tactical Advantage ETF	6,772	6,772	6/30/2014

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares.

The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under a Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

4. Organization and Offering Cost

Expenses incurred in organizing of the Trust and Dent Tactical ETF are approximately $241,000. The Trust and the Fund will reimburse AdvisorShares for organizational expenses paid on their behalf. Offering costs were capitalized and are being amortized over a twelve month period.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

4. Organization and Offering Cost - (continued)

As of June 30, 2011, the following Funds have the amounts remaining to be amortized:

Fund	Deferred Offering Cost
Mars Hill Global Relative Value ETF	13,788
Cambria Global Tactical ETF	20,784
WCM/BNY Mellon Focused Growth ADR ETF	6,532
Peritus High Yield ETF	22,305
Active Bear ETF	32,147

5. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g. an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

6. Summary of Fair Value Disclosure - (continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Funds’ assets carried at fair value:

Assets	DENT Tactical ETF	Mars Hill Global Relative Value ETF	Cambria Global Tactical ETF	WCM/BNY Mellon Focused Growth ADR ETF	Peritus High Yield ETF
Level 1
Exchange Traded Funds	6,633,935	9,552,860	163,950,749	—	—
Common Stocks	—	—	—	8,308,540	—
Money Market Fund	10,373,070	—	20,732,978	260,216	577,251
Level 2
Corporate Bonds	—	—	—	—	39,096,047
Foreign Bonds	—	—	—	—	—
Level 3	—	—	—	—	—
Liabilities
Level 1
Exchange Traded Funds	—	(7,317,924)	—	—	—
Level 2
Other Investments†	—	(540,381)	—	—	—
Level 3	—	—	—	—	—
Total	17,007,005	1,694,555	184,683,727	8,568,756	39,673,298

Assets	Active Bear ETF	Madrona Domestic ETF	Madrona International ETF	Madrona Global Bond ETF	Meidell Tactical Advantage ETF
Level 1
Exchange Traded Funds	—	—	—	2,382,142	2,153,929
Common Stocks	—	2,615,825	2,582,044	—	—
Money Market Fund	24,442,334	—	292,182	—	352,766
Level 2
Corporate Bonds	—	—	—	—	—
Foreign Bonds	—	—	—	—	—
Level 3	—	—	—	—	—
Liabilities
Level 1
Exchange Traded Funds	(44,120,349)	—	—	—	—
Level 2
Other Investments†	—	—	—	—	—
Level 3	—	—	—	—	—
Total	(19,678,015)	2,615,825	2,874,226	2,382,142	2,506,695

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain(loss) on the instrument.

The Funds did not hold any Level 3 securities during the period reported.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

7. VALUATION OF DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. As of June 30, 2011, a Fund invested in equity swap contracts.

At June 30, 2011, the fair value of derivative instruments were as follows:

Statement of Assets and Liabilities

Fund:	Liability Derivative
Mars Hills Global Relative Value ETF
Equity Swaps at Value	2,638,913

Transactions in derivative instruments during the period ended June 30, 2011, were as follows:

Statement of Operations

Fund:	Realized Loss:	Equity Risk
Mars Hills Global Relative Value ETF	Futures Contracts	(1,672,888)
Mars Hills Global Relative Value ETF	Swaps Contracts	(2,790,860)
		(4,463,748)
	Unrealized Gain:
Mars Hills Global Relative Value ETF	Swaps Contracts	$(540,381)

For the period ended June 30, 2011, the volume of the derivatives held by the Fund was as follows:

Fund:	Long Equity Swap Contracts	Short Equity Swap Contracts
Mars Hills Global Relative Value ETF	1,435,806	1,532,911

8. Federal Income Tax

The Funds intend to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense.

Management of the Funds is required to analyze all open tax years (2010-2011), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

8. Federal Income Tax - (continued)

The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months

At June 30, 2011, the cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Net Unrealized Depreciation on SWAPs
DENT Tactical ETF	$16,893,603	$113,402	$—	$113,402	$—
Mars Hill Global Relative Value ETF	3,039,833	88,486	(893,383)	(804,897)	(540,381)
Cambria Global Tactical ETF	186,020,512	2,537,243	(3,874,028)	(1,336,785)	—
WCM/BNY Mellon Focused Growth ADR ETF	7,594,887	1,147,952	(174,083)	973,869	—
Peritus High Yield ETF	40,103,949	302,490	(733,141)	(430,651)	—
Active Bear ETF	(19,176,285)	2,025,511	(2,527,241)	(501,730)	—
Madrona Domestic ETF	2,509,420	111,488	(5,083)	106,405	—
Madrona International ETF	2,771,579	108,209	(5,036)	102,647	—
Madrona Global Bond ETF	2,382,264	14,522	(14,644)	(122)	—
Meidell Tactical Advantage ETF	2,498,920	19,536	(11,761)	7,775	—

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

8. Federal Income Tax - (continued)

At June 30, 2011, the components of distributable earnings/loss on a tax-basis were as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Timing Difference	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
DENT Tactical ETF	$—	$—	$(210,640)	$113,402	$(97,238)
Mars Hill Global Relative Value ETF	—	(4,066,882)	—	(1,345,278)	(5,412,160)
Cambria Global Tactical ETF	472,283	(371,284)	—	(1,336,785)	(1,235,786)
WCM/BNY Mellon Focused Growth ADR ETF	41,935	(71,976)	—	973,869	943,828
Peritus High Yield ETF	697,785	—	—	(430,651)	267,134
Active Bear ETF	—	(2,879,509)	—	(501,730)	(3,381,239)
Madrona Domestic ETF	157	—	—	106,405	106,562
Madrona International ETF	14,440	—	—	102,647	117,087
Madrona Global Bond ETF	1,149	—	—	(122)	1,027
Meidell Tactical Advantage ETF	1,366	(2,366)	—	7,775	6,775

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

At June 30, 2011, the effect of permanent book/tax reclassifications resulted in increase/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid-In Capital
DENT Tactical ETF	$140,332	$(608,081)	$467,749
Mars Hill Global Relative Value ETF	856,178	(1,859,080)	1,002,902
Cambria Global Tactical ETF	10,902	(2,648,533)	2,637,631
WCM/BNY Mellon Focused Growth ADR ETF	4,469	(234,326)	229,857
Peritus High Yield ETF	6,360	—	(6,360)
Active Bear ETF	509,195	—	(509,195)
Meidell Tactical Advantage ETF	820	—	(820)

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

8. Federal Income Tax - (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distribution reclassifications.

The tax character of distributions paid during the period ended June 30, 2011 were:

Fund	Ordinary Income
DENT Tactical ETF	$32,743
Cambria Global Tactical ETF	577,538
WCM/BNY Mellon Focused Growth ADR ETF	24,332
Peritus High Yield ETF	1,009,110

Capital losses incurred after October 31 (“Post-October Losses”) within the taxable year can be deemed to arise on the first business day after the Funds’ next taxable year. For the period ended June 30, 2011, the Funds incurred and elected to defer to July 1, 2011 post-October losses of:

Fund	Amount
Mars Hill Global Relative Value ETF	$4,066,882
Cambria Global Tactical ETF	371,284
WCM/BNY Mellon Focused Growth ADR ETF	71,976

The following Funds have capital loss carryforwards, which will expire in 2019, available to offset future realized gains of:

Fund	Amount
Active Bear ETF	$2,879,509
Meidell Tactical Advantage ETF	2,366

DENT Tactical ETF utilized $92,718 of capital loss carryforwards during the year ended June 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

9. Investment Transactions

Purchases and sales of investments for the period ended June 30, 2011 are as follows:

Fund	Purchases	Sales	Purchase In-Kind	Sales In-Kind
DENT Tactical ETF	$76,051,933	$78,200,341	$2,662,768	$9,123,083
Mars Hill Global Relative Value ETF	213,555,063	226,327,214	53,967,019	39,769,403
Cambria Global Tactical ETF	162,883,178	163,894,926	227,180,650	63,158,617
WCM/BNY Mellon Focused Growth ADR ETF	4,688,666	2,236,210	6,693,743	2,001,411
Peritus High Yield ETF	57,792,770	18,837,540	—	—
Active Bear ETF	(234,278,931)	(193,539,821)	—	—
Madrona Domestic ETF	—	2,338	2,511,758	—
Madrona International ETF	754,021	496,092	2,207,818	—
Madrona Global Bond ETF	—	—	2,507,598	—
Meidell Tactical Advantage ETF	113,987	231,847	2,266,380	—

10. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds are subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk.  In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk.  Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

ADVISORSHARES TRUST
Notes to Financial Statements
June 30, 2011

10. Risks Involved with Investing in the Funds - (continued)

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

11. New Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

12. Subsequent Events

The Funds have adopted authoritative standards of accounting for, and disclosure of events that occur after the Statements of Asset and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

13. Unaudited Tax Information

Qualified Dividend Income – Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the period ended June 30, 2011, taxed at a maximum rate of 15% were:

Fund	Percentage
DENT Tactical ETF	91%
Cambria Global Tactical ETF	100%
WCM/BNY Mellon Focused Growth ADR ETF	71%
Peritus High Yield ETF	0%

Dividend Received Deduction – For corporate shareholders, the percentage of ordinary income distributions for the period ended June 30, 2011 that qualifies for the dividends received deduction were:

Fund	Percentage
DENT Tactical ETF	57%
Cambria Global Tactical ETF	100%
WCM/BNY Mellon Focused Growth ADR ETF	0%
Peritus High Yield ETF	0%

The following Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
WCM/BNY Mellon Focused Growth ADR ETF	$131,272	$13,768

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
AdvisorShares Trust and
Shareholders of
AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of DENT Tactical ETF, Mars Hill Global Relative Value ETF, Cambria Global Tactical ETF, WCM/ BNY Mellon Focused Growth ADR ETF, Peritus High Yield EFT, Active Bear ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, and Meidell Tactical Advantage ETF, each of a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2011, with respect to the DENT Tactical ETF, the statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period September 16, 2009 to June 30, 2010, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period then ended (with respect to the Mars Hill Global Relative Value ETF for the period July 9, 2010 to June 30, 2011, with respect to the Cambria Global Tactical ETF for the period October 26, 2010 to June 30, 2011, with respect to the WCM/BNY Mellon Focused Growth ADR ETF for the period July 21, 2010 to June 30, 2011, with respect to Peritus High Yield ETF for the period December 1, 2010 to June 30, 2011, with respect to Active Bear ETF for the period January 27, 2011 to June 30, 2011, with respect to Madrona Domestic ETF, Madrona International ETF, and Madrona Global Bond ETF for the period June 21, 2011 to June 30, 2011, and with respect to Meidell Tactical Advantage ETF for the period June 23, 2011 to June 30, 2011). These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of DENT Tactical ETF, Mars Hill Global Relative Value ETF, Cambria Global Tactical ETF, WCM/ BNY Mellon Focused Growth ADR ETF, Peritus High Yield EFT, Active Bear ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, and Meidell Tactical Advantage ETF, as of June 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2011

ADVISORSHARES TRUST
DENT TACTICAL ETF
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name and Year of Birth(1)		Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Independent Trustee
Elizabeth (Betsy) Piper/Bach	1952	Trustee	No set term; served since 2009	Vice President of NADA Plan Administrators (retirement plan administration) (2009 – present); President of Cardinal Trust and Investments; CIO for Wilson/Bennett Capital Management (2006); Senior Vice President and Chief Trust Officer at FBR National Trust Co., (2001).	1
William G. McVay	1954	Trustee	No set term; served since 2011	Founder of RDK Strategies, LLC
(2007 – present); Vice President of Zephyr
Associates, Inc., (2001 – 2006);
Vice President of Financeware, Inc., (2000)
Vice President of Legg Mason Wood Walker, Inc.,
				(1989 – 2000).	None
Interested Trustee
Noah Hamman*	1968	Trustee	No set term; served since 2009	Founder of AdvisorShares Investments, LLC (2006 – present; President and CEO of Arrow Investment Advisors, LLC (2006 – 2008); Vice-President — Business Development of Rydex Investments (2001).	None

The officers of the Trust not named above are:

Name and Year of Birth(1)		Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dan Ahrens	1966	Chief Compliance Officer, Secretary & Treasurer	No set term; served since 2009	Executive Vice President of AdvisorShares Investments, LLC (2008 – present); President of Ahrens Advisors, LP (2005 – 2008); President of Mutuals Advisors, Inc & Mutuals.com Funds (2003 – 2005).

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.
(1)	The address of each Trustee or officer is c/o AdvisorShares Investments, LLC, 3 Bethesda Metro Center, Suite 700, Bethesda, MD 20814
(2)	Independent Trustees and Officers serve until their successors are duly elected and qualified.

Board Review of Investment Advisory and Sub-Advisory Agreements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL

Renewal the Advisory Agreement and Dent Tactical ETF Sub-Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of the AdvisorShares Trust (the “Trust”) held on May 10, 2011, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved: (i) the renewal of the investment advisory agreement between the Trust on behalf of following series: Dent Tactical ETF, WCM / BNY Mellon Focused Growth ADR ETF, Mars Hill Global Relative Value ETF, Peritus High Yield ETF, Active Bear ETF, Cambria Global Tactical ETF, Madrona Domestic ETF, Madrona International ETF, Madrona Global Bond ETF, Meidell Tactical Advantage ETF (each, a “Fund” and collectively, the “Funds”) and AdvisorShares Investments, LLC (the “Advisor”); and (ii) the renewal of the investment sub-advisory agreement between the Advisor and H.S. Dent Investment Management, LLC (“Dent”), a Delaware limited liability company, on behalf of Dent Tactical ETF (together with the investment advisory agreement, the “Advisory Agreements”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreements after their initial two-year term: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Dent. The Board uses this information, as well as other information that the Advisor, Dent and other service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for an additional year.

Prior to this year’s meeting held on May 10, 2011, the Board, including the Independent Trustees, reviewed written materials from the Advisor and Dent regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Advisor and Dent; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the costs of the services to be provided and profits to be realized by Dent and its affiliates from the relationship with Dent Tactical ETF; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Funds’ investors, as discussed in further detail below.

At the meeting, representatives from the Advisor and Dent, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Advisor’s and Dent’s fee and other aspects of the Advisory Agreements. The representatives provided an overview of the Advisor and Dent, including its client base and assets under management. The representatives also discussed personnel changes that occurred during the past year, including the addition of key legal and compliance personnel of the Advisor. The Board then discussed the written materials that the Board received before the meeting, the Advisor’s and Dent’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information.In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Dent and the re-approval of the Advisory Agreements, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Advisor and Dent

In considering the nature, extent and quality of the services provided by the Advisor and Dent, the Board reviewed the portfolio management services provided to the Funds and Dent Tactical ETF, respectively, including the quality and continuity of the Dent’s portfolio management personnel. The

Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal laws, and the implementation of Board directives as they relate to the Funds. The most recent investment adviser registration forms (“Form ADV”) for the Advisor and Dent were also provided to the Board, as were the responses of the Advisor and Dent to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered other services to be provided to each Fund by the Advisor and to Dent Tactical ETF by Dent, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided (i) to the Funds by the Advisor and (ii) to Dent Tactical ETF by Dent.

Investment Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreements were last approved, as well as information regarding each Fund’s performance since its inception. At the meeting, representatives of the Advisor and Dent provided information regarding, and led a discussion of, factors impacting the performance of the Funds, outlining current market conditions and explaining the Advisor’s and Dent’s expectations and strategies for the future. The Board noted that although Dent Tactical ETF underperformed its benchmarkduring various periods of time, its year-to-date performance was acceptable given its tactical objective to that of its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that both the Advisor and Dent had been able to achieve for the Funds and the Dent Tactical ETF, respectively.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by each Fund was reasonable, the Board reviewed a report of the advisory fee paid by each Fund to the Advisor and the sub-advisory fee paid by the Advisor to Dent and the fee waivers that the Advisor and Dent had made over the period, as well as the costs and other expenses incurred by the Advisor and Dent in providing advisory services. The Board considered information provided regarding the net losses realized by Dent from its relationship with Dent Tactical ETF. The Board also reviewed reports comparing the expense ratio and advisory fee paid by each Fund to those paid by other comparable mutual funds and noted each Fund’s advisory fee was consistent with the range of advisory fees paid by other peer funds. The Board concluded that the advisory fee appeared reasonable in light of the services rendered and was the result of arm’s length negotiations. In addition, the Board considered for each Fund whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreements are fair and reasonable; (b) concluded that the Advisor’s and Dent’s fees are reasonable in light of the services that they provide to the Funds and Dent Tactical ETF, respectively; and (c) agreed to renew the Advisory Agreements for another year.

Initial Advisory and Sub-Advisory Agreements Approvals

At meetings of the Board held on February 25, 2010, August 26, 2010, and March 4, 2011 (together, the “Meetings”), the Board considered the approval of the investment advisory agreement between the Trust and the Advisor (the “Advisory Agreement”), for an initial term of two years, on behalf of four series of the Trust, Peritus High Yield ETF, Cambria Global Tactical ETF, Active Bear ETF and Meidell Tactical ETF, (each, a “New Fund,” and collectively, the “New Funds”). The Board also considered the approval of the sub-advisory agreements between: (1) Peritus I Asset Management, LLC, a California limited liability company and the Advisor, on behalf of Peritus High Yield ETF; (2) Cambria Investment

Management, Inc., a California corporation and the Advisor, on behalf of Cambria Global Tactical ETF; (3) Ranger Alternative Management, L.P., a Texas partnership and the Advisor, on behalf of Active Bear ETF; and (4) American Retirement Planners, Inc., a Nevada corporation and the Advisor, on behalf of the Meidell Tactical ETF (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors” and together with the Advisor, the “Advisors”) pursuant to which the Sub-Advisors perform portfolio management and related services for their respective New Fund (the “Sub-Advisory Agreements,” and together with the Advisory Agreement, the “New Agreements”). In addition, the Independent Trustees separately considered the approval of each of the New Agreements.

Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the New Agreements for initial two-year terms. Each New Agreement, after the initial two-year term, must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the New Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. After the initial two-year term, the Board will call and hold a meeting each year to decide whether to renew each New Agreement for an additional one-year term.

In connection with its consideration of the New Agreements, the Board, including the Independent Trustees, was presented with, and requested, received and evaluated, materials about the New Agreements and the services proposed to be provided thereunder, including information about the investment advisory fee rates and related matters from the Advisors. In that regard, the Board reviewed a detailed report prepared by the Advisor, which included information comparing the proposed investment advisory fee rates and expense ratios for the New Funds with a group of comparable funds as selected by the Advisor (the “AdvisorShares Report”). The Board also received various other materials which it considered relevant to its consideration and approval of the proposed New Agreements.

At the conclusion of its review of the materials discussed above and of the discussions among the Trustees leading up to and during the Meetings, the Board, on behalf of the Trust and each of the New Funds, agreed that it had been furnished with sufficient information to make an informed business decision with respect to approval of each of the proposed New Agreements.

In considering each of the proposed New Agreements, the Board considered factors bearing on the nature, extent and quality of the services proposed to provided to the New Funds, and the costs of those services, with a view toward making a business judgment as to whether each of the proposed New Agreements is, under all of the circumstances, in the best interests of each the New Fund and its shareholders. Among the factors that the Board considered and the conclusions that the Trustees, in their business judgment, reached included, principally the following: (i) their favorable evaluation of the nature, extent and quality investment management services proposed to be provided by the Advisors to the New Funds; (ii) their satisfaction that the investment advisory fee rate proposed for each New Fund is consistent with applicable standards and is reasonable and fair; and (iii) their assessment that the Advisors’ projected profitability in connection with providing investment management services to the New Funds would not be excessive.

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual trustees may have attributed different weights to various factors. Certain factors considered by the Board at the Meetings are addressed in more detail below:

Nature, quality, and extent of services to be provided by the Advisor and Sub-Advisors

In considering the nature, extent and quality of the services proposed to be provided by the Advisors, the Board reviewed the services to be provided by each firm and the qualifications and backgrounds of the portfolio managers responsible for managing the New Funds. The Board also discussed information set forth in each firm’s Form ADV (Parts 1A and 2A), which provides information about each firm, its management, and its business activities and affiliations. The Board also observed that each firm’s compliance program had been reviewed by the Chief Compliance Officer of the Trust and determined to be reasonably designed to prevent violation of the federal securities laws by the New Funds. Based on its review, the Board determined that the Advisor, the Sub-Advisors and their respective personnel were well-qualified to provide all required services to the New Funds and to provide services that are of high quality, and that each firm has appropriate resources to provide such services.

Performance of the New Funds

The Board noted that although consideration of a fund’s investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, no conclusion about this factor was made since the New Funds are newly formed.

Cost of services to be provided and profits to be realized by the Advisor, Sub-Advisors and their affiliates under the New Agreements, and comparative fees.

The Board considered the cost of the services to be provided by the Advisors, and reviewed the investment advisory fees to be paid pursuant to the New Agreements. In addition, the Board discussed the fee arrangements between the Advisor and each Sub-Advisor. The Board also reviewed information provided in the AdvisorShares Report regarding advisory fees of comparable funds in peer groups, and evaluated the proposed advisory fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board noted that while the Active Bear ETF advisory fee was higher than that of the other comparable funds in its peer group, the fee nevertheless was reasonable in light of the management techniques used to manage the fund. The Board also considered the Advisor’s contractual agreement to waive a portion of its advisory fee in an effort to control the New Funds’ expense ratios. Based on the foregoing considerations, the Board determined that it was satisfied that the investment advisory fee rate proposed for each New Fund was consistent with applicable standards and was reasonable and fair.

Economies of scale

The Board noted that the Advisory Agreement with respect to the Cambria Global Tactical ETF provides for breakpoints should the New Fund’s assets increase significantly. However, given that economies of scale would not likely be realized during the initial term of the Cambria Global Tactical ETF, the Board determined that it would revisit this issue at an appropriate time in the future.

Although no other New Agreement provides for breakpoints in the advisory fee should a New Fund’s assets meaningfully grow, the Board concluded that the advisory fee appropriately reflects each New Fund’s expected size, the Advisor’s current economic environment and the competitive nature of the investment company market. The Board therefore concluded that it was satisfied with the fee level under the New Agreements, given that economies of scale would not likely be realized during the initial term of the New Agreements and the fee level under the New Agreements could be revisited if economies of scale materialized. The Board determined that it would revisit this issue at an appropriate time in the future.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above, the Board including the Independent Trustees, unanimously: (a) concluded that the terms of the New Agreements are fair and reasonable; (b) concluded that the Advisors’ fees are fair and reasonable in light of the services that they will provide to the New Funds; and (c) agreed to approve the New Agreements for initial terms of two years.

SUPPLEMENTAL INFORMATION

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
2 Bethesda Metro Center, Suite 1330
Bethesda, Maryland 20814

Sub-Adviser
H.S. Dent investment Management, LLC
15310 Amberly Drive, Suite 390
Tampa, Florida 33647

WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, Washington 98201

Mars Hill Partners, LLC
102 South Tejon, Suite 430
Colorado Springs, CO 80903

Cambria Investment Management, Inc.
2321 Rosecrans Avenue, Suite 4210
El Segundo, California 90245

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, Texas 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, California 93103

American Wealth Management
570 Hammill Lane
Reno, Nevada 89511

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer, Treasurer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not Applicable

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Chief Executive Officer, Treasurer or persons performing similar functions.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2011: $86,000
2010: $10,500

b).  Audit-Related Fees: the aggregate fees billed in each of the previous last two fiscal years for assurance and related services by the principal accountant that are principally related to the Registrant’s tax return reviews and are not reported under paragraph (a) of this item are as follows:

2011: N/A
2010: N/A

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2011: $17,500
2010: $2,500

d).  All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2011:  N/A
2010: $1,500

e)  Audit Committee Pre-Approval Policies and Procedures.

(i)       Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(ii)      100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)  No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period ended June 30, 2011 were as follows:

 2011: N/A
 2010: N/A

(h)   Not Applicable

Item 5.  Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Chief Executive Officer and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached

(b) Separate certifications for each Chief Executive Officer and Treasurer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  AdvisorShares Trust

By:           /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AdvisorShares Trust

By:   /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

Date: September 8, 2011

By:  /s/ Dan Ahrens

Dan Ahrens, Treasurer

Date: September 8, 2011